As filed with the Securities and Exchange
                            Commission on February 26, 1998.



                                Registration No. 811-5278




                           SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549
                                        FORM N-2


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |  X  |



      Amendment No.   12  |  X  |




                        THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
--------------------------------------------------------------------------------

                   (Exact Name of Registrant as Specified in Charter)

                    6803 South Tucson Way, Englewood, Colorado 80112
--------------------------------------------------------------------------------

                        (Address of Principal Executive Offices)

                                      303-768-3200
--------------------------------------------------------------------------------

                             (Registrant's Telephone Number)

                                 ANDREW J. DONOHUE, ESQ.
                                 OppenheimerFunds, Inc.
                  Two World Trade Center, New York, New York 10048-0203
--------------------------------------------------------------------------------

                         (Name and Address of Agent for Service)

                                        FORM N-2

                        THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

                                  Cross Reference Sheet

Part A of
Form N-2
Item No.       Prospectus Heading

1     *
2     *
3     *
4     *
5     *
6     *
7     *
8     General Description of the Registrant
9     Management
10    Capital Stock, Long-Term Debt, and Other Securities
11    *
12    *
13    See Item 15 of the Statement of Additional Information

Part B of
Form N-2
Item No.       Heading In Statement of Additional Information

14    Cover Page
15    Table of Contents
16    *
17    See Item 8 of the Prospectus
18    Management
19    Control Persons and Principal Holders of Securities
20    See Item 9 of the Prospectus
21    Brokerage Allocation and Other Practices
22    See Item 10 of the Prospectus
23    Financial Statements

----------------
* Not applicable or negative answer.

                   THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

                                    PART A

                     INFORMATION REQUIRED IN A PROSPECTUS



Item 1.     Outside Front Cover.

            Inapplicable.

Item 2.     Inside Front and Outside Back Cover Page.

            Inapplicable.

Item 3.     Fee Table and Synopsis.

            Inapplicable.

Item 4.     Financial Highlights.

            Inapplicable.

Item 5.     Plan of Distribution.

            Inapplicable.

Item 6.     Selling Shareholders.

            Inapplicable.

Item 7.     Use of Proceeds.

            Inapplicable.

Item 8.     General Description of the Fund.

      1. The New York Tax-Exempt Income Fund, Inc. (the "Fund") is a diversified
closed-end   management  investment  company  incorporated  under  the  laws  of
Minnesota on August 10, 1987.

      2., 3., and The Fund's primary investment objective is to provide to the holders of the Fund's Common Stock, through investment in a professionally managed portfolio of tax-exempt New York Municipal Securities (defined below), current interest income exempt from both federal income tax (although such interest income may be subject to the federal alternative minimum tax as discussed below) and New York State and New York City income taxes. It is a secondary objective of the Fund to preserve and enhance the Fund's net asset value through investments in tax-exempt New York Municipal Securities that, in the opinion of OppenheimerFunds, Inc., the Fund's investment adviser (the "Adviser"), are underrated or represent municipal market sectors that are undervalued.
      Underrated Municipal Securities are those whose ratings do not, in the Adviser's opinion, reflect their true value. Obligations may be underrated because of the time that has elapsed since their most recent rating, or because of positive factors that may not have been fully taken into account by the rating agencies, or for other similar reasons. Undervalued municipal market sectors, on the other hand, refers to Municipal Securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds, or bonds issued by a particular municipal issuer) that, in the Adviser's opinion, are worth more than the value assigned to them in the marketplace.

      Municipal Securities may be undervalued because there is a temporary excess of supply in a particular market sector, or because of a general decline in the market price of Municipal Securities or a market sector for reasons that do not apply to the particular Municipal Securities that are considered undervalued. The Fund's investment in underrated or undervalued New York Municipal Securities will be based on the Adviser's belief that the prices of such Securities should ultimately reflect their true value. Under certain market conditions, such underrated or undervalued Municipal Securities may realize market appreciation, while in a declining market such Municipal Securities may experience less market depreciation than other Municipal Securities.

      Accordingly, "enhancement of net asset value" does not merely refer to market appreciation of the Fund's portfolio securities, and the Fund does not suggest that capital appreciation is itself an objective of the Fund. Instead, the objective of enhancement of net asset value is one of seeking to outperform the market by prudent selection of Municipal Securities, regardless of which direction the market may move. A shareholder of the Fund will realize a taxable gain upon the sale of shares at an appreciated net asset value or in the event of capital gain distributions by the Fund as discussed below in "Tax Status."


      o Portfolio Investments. Except during temporary defensive periods, the Fund will, as a fundamental policy, invest at least 80% of its net assets in tax-exempt New York Municipal Securities. As a non-fundamental policy, that 80% of the Fund's net assets will be securities rated at the time of purchase within the four highest grades for long-term securities or within the two highest grades for short-term loans, notes and commercial paper by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") Duff & Phelps, Inc. ("Duff & Phelps") or another nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality to Municipal Securities rated within such grades. Municipal Securities rated "Baa" or "MIG2" by Moody's, or "BBB" or "SP-2" by S&P, although investment grade, may be subject to greater market fluctuations and risks of loss of income and principal than higher-rated Municipal Securities and may be considered to have speculative characteristics. A general description of Moody's & S&P's Duff & Phelps, Fitch Investor Services, Inc. ratings of securities is set forth in Appendix A to this Prospectus. The Fund intends to emphasize investments in New York Municipal Securities with long-term maturities, but the degree of such emphasis will depend upon market conditions existing at the time of investment.


      The Fund may invest up to 20% of its net assets in unrated New York Municipal Securities or in New York Municipal Securities rated lower than the four highest grades for long-term securities, but no more than half of this amount (10% of the Fund's net assets) will be invested in such lower rated New York Municipal Securities. To the extent it does so, there may be somewhat greater risk because such unrated or lower rated Municipal Securities, although generally offering a higher current yield than higher rated securities, are generally less liquid and involve a greater risk of non-payment of principal and interest than higher rated securities. As a non-fundamental policy, the Fund will invest in only unrated New York Municipal Securities which, in the opinion of the Adviser, have credit characteristics equivalent to New York Municipal Securities which have ratings qualifying them for investment by the Fund. Also as a non-fundamental policy, the Fund will not invest in any rated New York (a) municipal bonds rated lower than "Ba" by Moody's or "BB" by S&P, Fitch or Duff & Phelps, (b) municipal notes rated "SP-2" by S&P, "MIG2" by Moody's or "F- 2" by Fitch, or (c) if unrated municipal securities, judged by the Adviser to be of comparable quality to municipal securities rated within the grades described in
(a) or (b) above, or within comparable rating grades by another nationally recognized statistical rating organization.


      Interest on certain "private activity" bonds (as defined under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code")) is treated as a tax preference item under the alternative minimum tax provisions of federal tax law. Such "private activity" bonds currently constitute a very small percentage of the market in Municipal Securities (as defined herein). The Fund will not invest more than 20% of its net assets in such "private activity" bonds. To the extent the Fund invests in such "private activity" bonds, investors could be subject to alternative minimum taxation on the income from such investments. In the case of certain corporations, all tax-exempt income, including interest on bonds held by the Fund, may be included in computing the federal alternative minimum and environmental taxes.


      o Temporary Investments. As a non-fundamental policy, during temporary defensive periods (e.g. times when temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which New York Municipal Securities are available), the Fund may invest any percentage of its assets in temporary investments which are U.S. Government securities or securities rated at the time of purchase within the two highest grades by Moody's, S&P, Fitch or Duff & Phelps or another nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality to Municipal Securities rated within such grades, the income on which may be subject to either or both of New York State and New York City income taxes or to both federal and New York income taxes. Temporary investments of the Fund may also include repurchase agreements as discussed below. The foregoing restrictions and other limitations discussed herein will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

      The foregoing investment objectives and policies are fundamental policies (unless indicated otherwise) of the Fund and may not be changed without the approval of the majority of the outstanding shares of the Fund. As used in this Prospectus, a majority of the Fund's outstanding shares means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

      o Municipal Securities. Municipal securities ("Municipal Securities") include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development bonds and pollution control bonds may be included within the term "Municipal Securities" if the interest paid thereon qualifies as exempt from federal income tax. New York Municipal Securities ("New York Municipal Securities") are Municipal Securities which bear interest that, in the opinion of bond counsel to the issuer, is exempt from federal and New York State and New York City income taxes. Neither the Fund nor the Adviser will make any special review for the Fund of the proceedings relating to the issuance of the New York Municipal Securities or of the basis for such opinions.

      The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Securities, both within a particular classification and between classifications, depending on numerous factors.

      Also included within the general category of Municipal Securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non- appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by investing not more than 5% of its investment assets in lease obligations that contain "non-appropriation" clauses, and by investing in only those "non- appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment was ever required. Municipal Securities also include obligations, such as tax-exempt notes, municipal commercial paper and municipal lease obligations, having relatively short-term maturities, although, as noted above, the Fund intends to emphasize investments in Municipal Securities with long-term maturities.

      The yields on Municipal Securities are dependent on a variety of factors, including the condition of the general money market and the Municipal Securities market, the size of a particular offering, the maturity of the obligations and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Securities will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Ratings may be changed, suspended or withdrawn as a result of changes in information obtained by Moody's or S&P, or unavailability of such information, or for other circumstances. Such events may adversely affect the market value of the subject Municipal Securities.

      Securities of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Securities may be materially affected.

      o Credit Risk and Interest Rate Risk. The values of Municipal Securities will vary as a result of changing evaluations by rating services and investors of the ability of the issuers of such securities to meet the interest and principal payments. These credit risks relates to the ability of the issuer of a Municipal Security to make interest or principal payments on the security as they become due. While the Manager may rely to some extent on credit ratings by nationally recognized rating agencies, such as Standard & Poor's or Moody's, in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will not change over time.

      Municipal Securities are also subject to interest rate risks whereby values will also change in response to changes in interest rates. Should interest rates rise, the values of outstanding Municipal

Securities will probably decline and (if purchased at principal amount) would sell at a discount. If interest rates fall, the values of outstanding Municipal Securities will probably increase and (if purchased at principal amount) would sell at a premium. Changes in the values of the Fund's Municipal Securities from these or other factors will not affect interest income derived from these securities but will affect the Fund's net asset value per share.

      o Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Fund may purchase may have variable or floating interest rates whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 90-day U.S. Treasury Bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

      |X| Inverse Floaters and Other Derivative Investments. The Fund may invest in certain municipal "derivative investments." The Fund may use some derivative investments for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future or index. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Financial Futures and Options Transactions," below).

      The Fund may invest in "inverse floater" variable rate bonds, a type of derivative investment whose yields move in the opposite direction as short-term interest rates change. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Some inverse floaters have a "cap" whereby if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund may also invest in municipal securities that pay interest that depends on an external pricing mechanism, also a type of derivative investment. Examples of external pricing mechanisms are interest rate swaps or caps and municipal bond or swap indices. The Fund anticipates that under normal circumstances it will invest no more than 10% of its net assets in inverse floaters.

      The risks of investing in derivative investments include not only the ability of the issuer of the derivative investment to pay the amount due on the maturity of the investment, but also the risk that the underlying security on which the derivative is based, and that derivative itself, might not perform the way the Adviser expected it to perform. That can mean that the Fund will realize less income than expected. Another risk of investing in derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.


Special Investment Considerations - New York Municipal Securities. The Fund is highly sensitive to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the Municipal Securities in which the Trust concentrates its investments. The following information on risk factors in concentrating in New York Municipal Securities is only a summary, based on publicly available official statements relating to offerings of New York issuers of Municipal Securities on or prior to September 29, 1997 with respect to offerings of the State and September 30, 1997 with respect to offerings of New York City. No representation is made as to the accuracy of such information.


      During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Securities in which the Fund invests.

New York City


      General. More than any other municipality, the fiscal health of New York City (the "City") has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995, and thereafter improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate economic growth will exist through calendar year 2001, with moderate job growth and wage increases.

      For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without additional tax or other revenue increases or additional reduction in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1998 through 2001 fiscal years (the "1998-2001 Financial Plan", "Financial Plan" or "City Plan").


      The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the City Plan, employment growth, the ability to implement reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation and the Board of Education to take actions to offset potential budget shortfalls, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures for Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

      Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $4.9 billion of general obligation bonds and $7.1 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's efforts to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The City is involved in litigation seeking to have the New York City Transitional Finance Authority Act declared unconstitutional. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      The City Comptroller and other agencies and public officials have issued reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

      1998-2001 Financial Plan. The most recent quarterly modification the City's financial plan for the 1997 fiscal year projects a balanced budget in accordance with GAAP for the 1997 fiscal year, after taking into account an increase in projected tax revenues of $1.2 billion during the 1997 fiscal year and a discretionary prepayment in the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years. The Financial Plan projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The Financial Plan includes increased tax revenue projections; reduced debt service costs; the assumed restoration of Federal funding for programs assisting certain legal aliens; additional expenditure for textbooks, computers, improved education programs and welfare reform, law enforcement, immigrant naturalization, initiatives proposed by the City Council and other initiatives; and a proposed discretionary transfer to the 1998 fiscal year of $300 million of debt service due in the 1999 fiscal year for budget stabilization purposes. In addition, the Financial Plan reflects the discretionary transfer to the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years, and includes actions to eliminate a previously projected budget gap for the 1998 fiscal year. These gap closing actions include (i) additional agency actions totaling $621 million; (ii) the proposed sale of various assets; (iii) additional State aid of $294 million, including a proposal that the State accelerate a $142 million revenue sharing payment to the City from March 1999; and (iv) entitlement savings of $128 million which would result from certain of the reductions in Medicaid spending proposed in the Governor's 1997-1998 Executive Budget and the State making available to the City $77 million of additional Federal block grant aid, as proposed in the Governor's 1997-1998 Executive Budget. The Financial Plan also sets forth projections for the 1999 through 2001 fiscal years and projects gaps of $1.8 billion, $2.8 billion and $2.6 billion for the 1999 through 2001 fiscal years, respectively.

      The Financial Plan assumes approval by the State Legislature and the Governor of (i) a tax reduction program proposed by the City totaling $272 million, $435 million, $465 million and $481 million in the 1998 through 2001 fiscal years, respectively, which includes a proposed elimination of the 4% City sales tax on clothing items under $500 as of December 1, 1997, and (ii) a proposed State tax relief program, which would reduce the City property tax and personal income tax, and which the Financial Plan assumes will be offset by proposed increased State aid totaling $47 million, $254 million, $472 million and $722 million in the 1998 through 2001 fiscal years, respectively.

      The Financial Plan also assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998; (ii) collection of the projected rent payments for the City's airports; and (iii) State approval of the cost containment initiatives and State aid proposed by the City for the 1998 fiscal year, and $115 million in State aid which is assumed in the Financial Plan but was not provided for in the Governor's 1997-1998 Executive budget. The Financial Plan reflects the increased costs which the City is prepared to incur as a result of welfare legislation recently enacted by Congress. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

      The City's financial plans have been the subject of extensive public comment. On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

      Various actions proposed in the Financial Plan are uncertain. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

      The projections for the 1998 through 2001 fiscal years reflect the costs of the settlements with the United Federation of Teachers ("UFT") and the coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37"), which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. Subsequently, the City reached settlements, through agreements or statutory impasse procedures, with bargaining units which, together with the UFT and District Council 37, represent approximately 86% of the City's workforce.

      Ratings. On July 10, 1995, Standard & Poor's Ratings Group ("Standard & Poor's") revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and growing dependence on the historically volatile financial services sector." Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. ("Fitch") continues to rate the City general obligation bonds A-. On February 28, 1996 Fitch placed the City's general obligation bonds on Fitch Alert with negative implications. Moody's Investors Service, Inc. ("Moody's") rating for City general obligation bonds is Baa1. On July 17, 1997 Moody's changed its outlook on City bonds to positive from stable. Such ratings reflect only the views of these rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds.

      Outstanding Net Indebtedness. As of September 30, 1997, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.180 billion and $3.777 billion of outstanding net long-term debt.

      The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.


      Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1996 and 1995, claims in excess of $380 billion and $311 billion, respectively, were outstanding against the City for which the City estimates its potential future liability to be $2.8 billion and $2.5 billion, respectively.

New York State

      The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control.


      Recent Developments. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 14 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.

      The 1997-1998 New York State Financial Plan (the "State Plan") is partly based on the forecast that the State's economy shows moderate expansion during the first half of the calendar 1997 with the trend continuing through the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be moderated by tight fiscal constraints on the health care and social services industries. On an average annual basis, employment growth in the State is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997. Bonus payments in the securities industry are expected to increase further from last year's record level.


      The State Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


      The 1997-98 Fiscal Year. The State's General Fund (the major operating Fund of the State) was projected in the State Plan to be balanced on a cash basis for the 1997-98 fiscal year. Total receipts and transfers from other funds at $35.09 billion, an increase of $2.05 billion from the prior fiscal year, and disbursements and transfers to other funds are projected to be $34.60 billion, an increase of $1.70 billion from the total disbursed in the prior fiscal year.

      Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

      Composition of State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include the General Fund, which receives all income not required by law to be deposited in another fund; Special Revenue Funds, which receive the preponderance of moneys received by the State from the Federal government and other income the use of which is legally restricted to certain purposes; Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual- obligation commitments.


      Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.


      As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings.



      Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in their legislative authorization. As of September 30, 1996, the latest available, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $75.4 billion, only a portion of which constitutes State-supported or State-related debt.


      Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges or tunnels, highway tolls, rentals for dormitory rooms and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.


      Ratings. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on October 3, 1995, confirmed its A-rating. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and, in addition revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On January 6, 1992, Moody's reduced its ratings on outstanding limited- liability State lease purchase and contractual obligations from A to Baa1. On October 2, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On
February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the Fund invests.

      General Obligation Debt. As of March 31, 1997, the State had approximately $5.03 billion in general obligation bonds, including $294 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $749.6 million for the 1996-97 fiscal year and are estimated to be $720.9 million for the State's 1997-98 fiscal year.

      Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1997-1998 fiscal year or thereafter.

      The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1997-98 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1997-1998 Financial Plan. The General Purpose Financial Statements for the 1996-1997 fiscal year report estimated probable awarded and anticipated unfavorable judgements of $364 million, of which $134 million is expected to be paid during the 1997-1998 fiscal year.

      In addition, the State is party to other claims and litigations which its counsel has advised are not probable of adverse court decisions. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1997-98 fiscal year or thereafter.

      Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1997-98 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1997-98 fiscal year.

      Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks.


      o When-Issued and Delayed Delivery Transactions. The Fund may purchase and sell Municipal Securities (up to 20% of the net assets of the Fund) on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. Normally the settlement date occurs withing six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities whose settlement extends beyond six months and possibly as long as two years or more beyond settlement. In such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The Fund will maintain, in a segregated account with the custodian of the Fund, liquid assets of any type, including equity and debt securities of any grade, having an aggregate value equal to the amount of such payment obligation until payment is made. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation; the value at delivery may be more or less than the purchase price. Since the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost.


      o Financial Futures and Options Transactions. The Fund may attempt to hedge all or a portion of its investment portfolio against market risk by engaging in transactions in financial futures contracts or options on financial futures, including options that either are based on an index of long-term Municipal Securities or relate to debt securities whose prices are anticipated by the Adviser to correlate with the prices of the Municipal Securities owned by the Fund. To accomplish such hedging, the Fund may take a position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. The use of futures and options for hedging purposes can be expected to result in taxable income to the shareholders of the Fund.

      The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk of rising interest rates, whereas the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging the Fund's portfolio against an increase in the price of securities the Fund intends to purchase. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of Municipal Securities held in the Fund's portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of Municipal Securities the Fund intends to acquire.

      A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option's expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. On at least one exchange, futures contracts trade on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"). Options on certain financial instruments and financial indexes are traded in securities markets regulated by the Securities and Exchange Commission. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out by entering into offsetting liquidating or closing transactions. Index futures and options are designed for cash settlement only.

      There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be imperfect correlation between price movements of the portfolio securities being hedged and the hedging positions. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transaction had not been entered into. The ability to close out positions in futures and options depends upon the existence of a liquid market, which may not exist for all futures and options at all times. If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and variation margin in accordance with applicable rules of the exchanges and the CFTC. If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of Municipal Securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may experience a loss or a gain on the futures or options transaction that will not be offset by price movements in the Municipal Securities that were the subject of the anticipatory hedge. The cost of purchasing options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from such securities.


      Although certain risks are involved in futures and options transactions, because these transactions will be engaged in by the Fund only for hedging purposes, these futures and options portfolio strategies should not subject the Fund to those risks frequently associated with speculation in futures or options transactions. Regulations of the CFTC applicable to the Fund require that transactions in futures and options on futures be engaged in only for bona-fide hedging purposes, and that no such transactions may be entered into by the Fund for other than bona-fide hedging transactions if the aggregate initial margin deposits and premiums paid by the Fund exceed 5% of the market value of its assets. With respect to its engaging in transactions involving the purchase or writing of put and call options on debt securities or indexes, the Fund will not purchase such options if more than 5% of its assets would be invested such options, and it will only write "covered" or "secured" options, wherein the securities or cash required to be delivered upon exercise are held by the Fund, with such cash being maintained in a segregated account. These requirements and limitations may limit the Fund's ability to engage in hedging transactions.


      o Repurchase Agreements. As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government obligations or Municipal Securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans under the 1940 Act collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, under Board approved procedures, present minimal credit risk. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon repurchase price on the delivery date. The value of the underlying collateral must at all times equal or exceed the agreed-upon repurchase price; however, in the event of default and the sale of the collateral, the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the seller to increase the value of the collateral to at least that of the repurchase price.

      o Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Directors, the Adviser determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (The Board may increase that limit to to 15%.) The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. The Adviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.


Other Investment Restrictions. The Fund has adopted the following investment restrictions, which together with its investment objectives, are fundamental policies changeable only with the approval of the holders of a "majority" of the Fund's outstanding voting securities, defined in the 1940 Act as the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Fund, or (b) 67% or more of the Shares present or represented by proxy at a meeting if more than 50% of the Fund's outstanding Shares are represented at the meeting in person or by proxy. Under these restrictions, the Fund will not do any of the following:

      1. The Fund will not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below or with respect to transactions involving futures contracts or the writing of options within the limits described herein;

      2. The Fund will not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described herein;

      3. The Fund will not borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund's total assets, no additional purchases of investment securities will be made;

      4. The Fund will not underwrite any issue of securities, except to the extent that the purchase of Municipal Securities in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting;


      5. The Fund will not invest 25% or more of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Securities issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;


      6. The Fund will not purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Securities secured by real estate or interests therein;

      7. The Fund will not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described herein;

      8. The Fund will not make loans, other than by entering into repurchase agreements and through the purchase of Municipal Securities or temporary investments in accordance with its investment objectives, policies and limitations;

      9. The Fund will not invest in securities other than New York Municipal Securities and temporary investments, as those terms are defined herein;

      10. The Fund will not invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities or to the investment of 25% of its total assets;

      11. The Fund will not pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund's total assets;

      12. The Fund will not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; or


      13. The Fund will not purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those directors of the Fund, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.


      For the purpose of applying the limitation set forth in subparagraph (10) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligations of a superior governmental entity, it shall be included in the computation of securities owned that are issued by such superior governmental entity. If, however, a security is guaranteed by a governmental entity or some other entity, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Unless the prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      5. The shares of the Fund's common stock (the "Shares") are listed and traded on the American Stock Exchange (the "AMEX"). The following table sets forth for the Shares for the periods indicated: (a) the per Share high sales price on the AMEX, the net asset value per share as of such day and the premium or discount (expressed as a percentage of net asset value) represented by the difference between such high sales price and the corresponding net asset value,
(b) the per Share low sales price on the AMEX, the net asset value per Share as of such day and the premium or discount (expressed as a percentage of net asset value) represented by the difference between such low sales price and the corresponding net asset value.

                  Market Price High;(1)          Market Price Low; (1)
                   NAV  and Premium/        NAV and Premium/
Quarter Ended      (Discount) That Day (2)   (Discount) That Day (2)
-------------      -----------------------   ---------- ------------



1/31/96            Market: $10.50                Market:$9.63
                   NAV:$9.96                     NAV:$9.78
                   Premium/(Discount): 5.42%     Premium/(Discount):(1.53)%

4/30/96            Market: $10.50                Market:$9.38
                   NAV:$9.96                     NAV:$9.54
                   Premium/(Discount): 5.42%     Premium/(Discount):(1.68)%

7/31/96            Market: $10.00                Market:$9.31
                   NAV:$9.64                     NAV:$9.51
                   Premium/(Discount):3.73%      Premium/(Discount):(2.10)%

10/31/96           Market: $10.50                Market:$9.75
                   NAV:$9.74                     NAV:$9.59
                   Premium/(Discount): 7.80%     Premium/(Discount):1.67%

1/31/97            Market: $10.75                Market:$9.75
                   NAV:$9.76                     NAV:$9.64
                   Premium/(Discount):10.14%     %Premium/(Discount):1.14%

4/30/97            Market: $10.50                Market:$9.75
                   NAV:$9.75                     NAV:$9.54
                   Premium/(Discount):7.69%      Premium/(Discount):2.20%

7/30/97            Market: $10.75                Market:$9.75
                   NAV:$9.78                     NAV:$9.59
                   Premium/(Discount):9.92%      %Premium/(Discount):2.20%

10/31/97           Market: $10.88                Market:$10.25
                   NAV:$9.75                     NAV:$9.72
                   Premium/(Discount):11.54%     %Premium/(Discount):5.45%

1/31/98            Market: $11.44                Market:$10.50
                   NAV:$9.85                     NAV:$9.78
                   Premium/(Discount):16.12%     %Premium/(Discount):7.36%


---------------

1.    As reported by the AMEX.

2. The Fund's computation of net asset value (NAV) is as of the close of trading on the last day of the week immediately preceding the day for which the high and low market price is reported and the premium or discount (expressed as a percentage of net asset value) is calculated based on the difference between the high or low market price and the corresponding net asset value for that day, divided by the net asset value.


      The Board of Directors of the Fund has determined that at times, it may be in the interests of Fund shareholders for the Fund to take action to attempt to reduce or eliminate a market value discount from net asset value. To that end, the Fund may, from time to time, either repurchase Shares in the open market or, subject to conditions imposed from time to time by the Board, make a tender offer for a portion of the Fund's Shares at their net asset value per Share. Subject to the Fund's fundamental policy with respect to borrowings, the Fund may incur debt to finance repurchases and/or tenders. Interest on any such borrowings will reduce the Fund's net income. In addition, the acquisition of Shares by the Fund will decrease the total assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio. If the Fund must liquidate portfolio securities to purchase Shares tendered, the Fund may be required to sell portfolio securities for other than investment purposes and may realize gains and losses.


      In addition to open-market Share purchases and tender offers, the Board could also seek shareholder approval to convert the Fund to an open-end investment company if the Fund's Shares trade at a substantial discount. If the Fund's Shares have traded on the AMEX at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks ending October 31 in such year, the Directors will consider recommending to shareholders a proposal to convert the Fund to an open-end company. If during a year in which the Fund's Shares trade at the average discount stated, and for the period described, in the preceding sentence the Fund also receives written requests from the holders of 10% or more of the Fund's outstanding Shares that a proposal to convert to an open end company be submitted to the Fund's shareholders, within six months the Directors will submit a proposal to the Fund's shareholders, to the extent consistent with the 1940 Act, to amend the Fund's Articles of Incorporation to convert the Fund from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able continuously to issue and offer its Shares for sale, and each Share of the Fund could be tendered to the Fund for redemption at the option of the shareholder, at a redemption price equal to the current net asset value per Share. To meet such redemption request, the Fund could be required to liquidate portfolio securities. Its Shares would no longer be listed on the AMEX. The Fund cannot predict whether any repurchase of Shares made while the Fund is a closed-end investment company would decrease the discount from net asset value at which the Shares trade. To the extent that any such repurchase decreased the discount from net asset value to an amount below 10% during the measurement period described above, the Fund would not be required to submit to shareholders a proposal to convert the Fund to an open-end investment company.


Item 9.  Management.


      1(a). The Fund is governed by a Board of Directors, which is responsible under Minnesota law for protecting the interests of shareholders. The Board of Directors is comprised of three classes of directors which are elected for three year staggered terms. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Adviser. The Fund is required to hold annual shareholder meetings for the election of directors and the ratification of its independent auditors. The Fund may also hold shareholder meetings from time to time for other important matters, and shareholders have certain rights under Minnesota law to call a meeting to remove a Director or to take other action described in the Fund's Articles of Incorporation.


      1(b). The Adviser, a Colorado corporation with its principal offices at Two World Trade Center, New York, New York 10048-0203, acts as investment manager for the Fund under an investment advisory agreement (the "Advisory Agreement") under which it provides ongoing investment advice and conducts the investment operations of the Fund, including purchases and sales of its portfolio securities, under the general supervision and control of the Directors of the Fund.


      The Adviser has operated as an investment company adviser since April 30, 1959. It and its affiliates currently advise U.S. investment companies with assets aggregating over $75 billion as of December 31, 1997, and having more than 3.5 million shareholder accounts. The Adviser is owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company owned in part by senior management of the Adviser, and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies.

      The Adviser provides office space and investment advisory services for the Fund and pays all compensation of those Directors and officers of the Fund who are affiliated persons of the Adviser. Under the Advisory Agreement, the Fund pays the Adviser monthly an advisory fee at the rate of .50% per annum computed on the average weekly net assets of the Fund. During the fiscal years ended October 31, 1995, 1996 and 1997, the Fund paid management fees to the Adviser in the amounts of $115,784, $119,243 and $120,378, respectively. The Fund incurred approximately $26,135, $25,635 and $24,231 in expenses for the fiscal years ended October 31, 1995, 1996 and 1997, respectively for services provided by Shareholder Financial Services, Inc., the Fund's transfer agent.


      Under the Advisory Agreement, the Fund pays certain of its other costs not paid by the Adviser, including (a) brokerage and commission expenses, (b) Federal, state, local and foreign taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings, (d) the organizational and offering expenses of the Fund, whether or not advanced by the Adviser, (e) fees and expenses of registering the Shares of the Fund under the appropriate Federal securities laws and of qualifying Shares of the Fund under applicable state securities laws, (f) fees and expenses of listing and maintaining the listings of the Fund's Shares on any national securities exchange, (g) expenses of printing and distributing reports to shareholders, (h) costs of shareholder meetings and proxy solicitation, (i) charges and expenses of the Fund's custodian and Registrar, Transfer and Dividend Disbursing Agent, (j) compensation of the Fund's Directors who are not affiliated persons of the Adviser, (k) legal and auditing expenses, (l) the cost of certificates representing the Fund's Shares, (m) costs of stationery and supplies, and (n) insurance premiums.

      Beginning   February  16,  1990,  the  Adviser  began  performing  limited accounting services for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred for acting as such accounting agent.


      The management services provided to the Fund by the Adviser, and the services provided by the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Adviser and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success


      1(c). The Portfolio Manager of the Fund is Robert E. Patterson, who also serves as Vice President of the Fund and Senior Vice President of the Adviser. Mr. Patterson has been the person principally responsible for the day-to-day management of the Fund's portfolio since February, 1992. During the past five years, Mr. Patterson has served as an officer of other Oppenheimer funds. Other members of the adviser's Fixed Income Portfolio Department, particularly portfolio analysts, traders and other portfolio managers having broad experience with domestic, international government and corporate fixed income securities provide the Fund's portfolio manager with support in managing the Fund's portfolio.


      1(d).  Inapplicable.

      1(e). Citibank, N.A., 399 Park Avenue, New York, New York, acts as the custodian (the "Custodian") for the Fund's assets held in the United States. Rules adopted under the 1940 Act permit the Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. The Adviser and its affiliates presently have banking relationships with the
Custodian. The Adviser has represented to the Fund that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Adviser and its affiliates.

     Shareholder Financial Services, Inc. ("SFSI"), a subsidiary of the Adviser, acts as primary transfer agent, shareholder servicing agent and dividend paying agent for the Fund. Fees paid to SFSI are based on the number of shareholder accounts and the number of shareholder transactions, plus out- of-pocket costs and expenses. United Missouri Trust Company of New York acts as co-transfer agent and co-registrar with SFSI to provide such services as SFSI may request.

      1(f).  See Item 10. Part 1, below.

      1(g).  Inapplicable.

      2.     Inapplicable.


      3. As of February 20, 1998, no person owned of record or was known by the Fund to own beneficially 25% or more of the outstanding Shares.


Item 10.  Capital Stock, Long-Term Debt, and Other Securities.

      1. The Fund was incorporated in Minnesota on August 10, 1987. Its authorized capital stock consists of a single class of 250,000,000 shares of Common Stock, par value $.01 per share. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation. Shares are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights.

      Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), all dividends and capital gains distributions ("Distributions") declared by the Fund will be automatically reinvested in additional full and fractional shares of the Fund ("Shares") unless (i) a shareholder elects to receive cash or (ii) Shares are held in nominee name, in which event the nominee should be consulted as to participation in the Plan. Shareholders that participate in the Plan ("Participants") may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the "Agent"), and a service fee of $.75.

      Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Fund for payment of the Distribution in additional Shares at the greater of the Fund's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on the American Stock Exchange (the "AMEX"), or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Fund.

      Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee. Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

      There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Fund. There are no brokerage charges for Shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in Federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

      The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Fund. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO, 80217-3673 or by calling 1-800-647-7374.
Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

      The Fund presently has provisions in its Articles of Incorporation and By-Laws (together, the "Charter Documents") which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Directors or shareholders to amend the Charter Documents or effect changes in the Fund's management. Those provisions of the Charter Documents may be regarded as "anti-takeover" provisions. Specifically, under the Fund's Articles of Incorporation, the affirmative vote of the holders of not less than two thirds (66-2/3%) of the Fund's Shares outstanding and entitled to vote is required to authorize the consolidation of the Fund with another entity, a merger of the Fund with or into another entity, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund, the conversion of the Fund to an open-end company, and any amendment of the Fund's Articles of Incorporation that would affect any of the other provisions requiring a two-thirds vote. Reference is made to the Charter Documents of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions.

      2.  Inapplicable.

      3.  Inapplicable.


      4. The Fund qualified for treatment as, and elected to be, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code for its taxable year ended October 31, 1997, and intends to continue to qualify as a RIC for each subsequent taxable year. However, the Fund reserves the right not to qualify under Subchapter M as a RIC in any year or years. For each taxable year that the Fund qualifies for treatment as a RIC, the Fund (but not its shareholders) will not be required to pay Federal income tax. In addition, the Fund intends to invest in sufficient Municipal Securities so that it will qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders; the dividends payable from net tax-exempt interest earned from Municipal Securities will qualify as exempt-interest dividends if, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of the Fund's total assets consists of Municipal Securities, the interest on which is excludible from gross income under Section 103(a) of the Code, and the Fund designates such dividends as exempt- interest dividends in a written notice mailed to shareholders within sixty days of the end of the Fund's taxable year.


      Exempt-interest dividends distributed to shareholders are not subject to federal income tax except to the extent such interest is subject to the alternative minimum tax, as discussed hereinafter. The percentage of income that is tax-exempt is applied uniformly to all income distributions made during each fiscal year and thus is an annual average for the Fund rather than a day-by-day determination for each shareholder whether such distributions are received in shares or in cash. The percentage of all distributions other than exempt-interest dividends paid by the Fund, including distributions from interest on taxable investments and net realized short-term capital gains, will be taxable to the shareholders as ordinary income. Any distribution of net realized long-term capital gains will generally be subject to Federal taxation as long-term capital gains, regardless of the length of time the investor has held such shares. In the case of distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder, and the tax basis of any shares purchased will be the price paid by the Plan Agent. In the case of distributions made in shares issued by the Fund, the amount of the distribution will be the fair market value of the shares on the payment date, and the tax basis of the shares received will be the same amount.

      Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during January of the following year will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

      For both individuals and corporations, interest paid on certain "private activity bonds" issued on or after August 8, 1986 shall be treated as an item of tax preference and may, therefore, be subject to the alternative minimum tax. Under regulations to be issued by the Secretary of the Treasury, exempt-interest dividends paid by the Fund will be treated by shareholders as interest on "private activity bonds" to the extent of the proportionate amount of interest on private activity bonds received by the Fund. Such exempt-interest dividends constitute a tax preference for both individual and corporate taxpayers in computing the alternative minimum tax.

      Exempt-interest dividends received by a shareholder which are not with respect to "private activity bonds" are not treated as a tax preference item. However, for certain corporate shareholders such dividends will be included in the computation of an adjustment item used in determining such corporation's alternative minimum tax and the environmental tax (the "Superfund Tax"). The adjustment item is 75% of the difference between such corporate shareholder's "adjusted current earnings" and its other alternative minimum taxable income with certain adjustments. Although exempt-interest dividends received by a corporate shareholder will not be included in the gross income of such corporation for Federal income tax purposes, "adjusted current earnings" includes all tax-exempt interest, including exempt-interest dividends received from the Fund. Corporate shareholders are advised to consult their tax advisers with respect to the tax consequences of the alternative minimum tax and the Superfund Tax.

      Sales of shares of the Fund by shareholders will generally be a taxable transaction for Federal income tax purposes and such shareholders will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if shareholders have held such shares for a period of more than one year. The loss on shares held six months or less will be a long-term capital loss to the extent any long-term capital gain distribution is made with respect to such shares during the period the shareholder owns the shares. In the case of shareholders holding shares of the Fund for six months or less and subsequently selling those shares at a loss after receiving an exempt-interest dividend, the loss will be disallowed to the extent of the exempt-interest dividends received. In addition, no loss will be recognized on the sale or other disposition of shares if the shareholder acquires (through the reinvestment in shares of the Fund or otherwise), or enters into a contract or option to acquire, shares within 30 days before or after the disposition. All taxpayers will be required to disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.


      The Fund's hedging activities and transactions in options, futures contracts and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding period of Fund securities and convert short term capital losses into long term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Moreover, the Fund's hedging activities may produce a difference between its book income and its taxable income.

      Distributions from the Fund will not be eligible for the dividends received deduction for corporations.


      The Fund is required by law to withhold 31% of taxable dividends, distributions and redemptions paid to investors who do not furnish to the Fund their correct and properly certified taxpayer identification number (in the case of individuals, their social security number) and in certain other circumstances.


      Currently, up to 85% of a social security recipient's benefits may be included in taxable income for a benefit recipient if the sum of his adjusted gross income, income from tax-exempt sources such as tax-exempt bonds and the Fund plus 50% of his social security benefits received exceeds certain base amounts. Income from the Fund is still tax-exempt to the extent described above; it is only included in the calculation of whether a recipient's income exceeds certain established amounts.

      Interest on indebtedness which is incurred to purchase or carry shares of the Fund, regardless of whether such borrowing is directly traceable to the purchase or carrying of shares of the Fund, is not deductible for federal income tax purposes. Further, the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or private activity bonds held by the Fund or are "related persons" to such users, as such terms are defined by the Code; such persons should consult their tax advisers before investing in the Fund.

      Ownership of shares of the Fund may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, and certain S corporations. Prospective purchasers of the shares should consult their tax advisors as to applicability of any such collateral consequences.

      The foregoing is a general abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal income tax matters.

      Individual shareholders of the Fund who are subject to New York State (and New York City) personal income taxation will not be required to include in adjusted gross income for New York State (and New York City) purposes that portion of the Fund's federally tax-exempt dividends which are identified by the Fund as directly attributable to interest earned on the New York Municipal Securities. Fund dividends, including the federally tax-exempt portion thereof, which are attributable to interest on Municipal Securities other than New York Municipal Securities, including interest on obligations of other states or federal obligations, if any, would be taxed as dividends to individual shareholders for purposes of New York State (and New York City) personal income taxation.

      Individual  shareholders  who are  subject to New York State (and New York
City) personal income taxation will also be taxed at rates applicable to other income on distributions of long or short-term capital gains of the Fund. In addition, for New York State (and New York City) tax purposes, an individual shareholder will recognize a taxable long or short-term capital gain or loss in any year in which such shareholder's shares are sold. Generally, capital losses are subject to the same limits on deductibility for New York State (and New York
City) purposes as they are for Federal income tax purposes. Thus, for New York State (and New York City) income tax purposes, as for Federal income tax purposes, no capital loss will be allowed on the sale or exchange of shares held for six months or less up to the amount of exempt-interest dividends received with respect to such shares.

      Generally, corporate shareholders of the Fund which are subject to New York State franchise taxation (and New York City general corporation taxation) are subject to a tax computed on the basis of entire net income allocated to New York, business and investment capital allocated to New York, minimum taxable income allocated to New York (entire net income plus certain salaries for New York City purposes), or a flat rate minimum, whichever produces the greater tax, plus a tax based on subsidiary capital. The entire net income and minimum taxable income of a corporate shareholder will include dividends received from the Fund and investment capital of such a shareholder will include its stock interest in the Fund, without any exclusion for dividends attributable to interest on New York Municipal Securities or for the portion of the Fund's assets attributable to such New York Municipal Securities. Corporate shareholders that are subject to the metropolitan commuter transportation district surcharge will also be required to pay a tax surcharge on the franchise taxes imposed by New York State with respect to Fund dividends and capital gain distributions and gain from the sale or exchange of Fund shares.

      Although shareholders of the Fund will not be subject to New York City unincorporated business taxation solely by reason of their ownership of shares in the Fund, a shareholder who is subject to the New York City unincorporated business tax must include income and gains derived from the Fund in income subject to such tax, except exempt-interest that is directly attributable to interest on New York Municipal Securities.

      Shares of the Fund will be exempt from local property taxes in New York State and New York City.


      5. The following information is provided as of February 20, 1998:


    (1)                       (2)               (3)                (4)
                                             Amount Held   Amount Outstanding
                                             by Registrant Exclusive of
                            Amount           or for its    Amount Shown
   Title of Class           Authorized       Account       Under (3)
   --------------           ----------       -------       ---------


   Shares of Beneficial     250,000,000      None          2,513,779
   Interest, $.01 par value



Item 11.  Defaults and Arrears on Senior Securities.

      Inapplicable.



Item 12.  Legal Proceedings.

      Inapplicable.


Item 13.  Table of Contents of the Statement of Additional Information.

      Reference is made to Item 15 of the Statement of Additional Information.

                                  APPENDIX A

                      Descriptions of Ratings Categories

Municipal Bonds


o Moody's Investor Services, Inc. The ratings of Moody's Investors Service, Inc. ("Moody's") for Municipal Bonds are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Municipal Bonds rated "Aaa" are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than "Aaa" rated Municipal Bonds. The "Aaa" and "Aa" rated bonds comprise what are generally known as "high grade bonds." Municipal Bonds which are rated "A" by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future. Municipal Bonds rated "Baa" are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated Aa1, A1, Baa1, Ba1 and B1 respectively.


      In addition to the alphabetic rating system described above, Municipal Bonds rated by Moody's which have a demand feature that provides the holder with the ability to periodically tender ("put") the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol VMIG to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.


o Standard & Poor's Corporation. The ratings of Standard & Poor's Corporation ("S&P") for Municipal Bonds are AAA (Prime), AA (High Grade), A (Good Grade), BBB (Medium Grade), BB, B, CCC, CC, and C (speculative grade). Bonds rated in the top four categories (AAA, AA, A, BBB) are commonly referred to as "investment grade." Municipal Bonds rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The rating of A describes "the third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate. The BBB rating is the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. Bonds rated "B" have a greater vulnerability to default, but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Bonds rated "CCC" have a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Bonds noted "CC" typically are debt subordinated to senior debt which is assigned on actual or implied "CCC" debt ratiBonds rated "C" typically are debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


o Fitch. The ratings of Fitch Investors Service, Inc. for Municipal Bonds are AAA, AA, A, BBB, BB, B, CCC, CC, C, DDD, DD, and D. Municipal Bonds rated AAA are judged to be of the "highest credit quality." The rating of AA is assigned to bonds of "very high credit quality." Municipal Bonds which are rated A by Fitch are considered to be of "high credit quality." The rating of BBB is assigned to bonds of "satisfactory credit quality." The A and BBB rated bonds are more vulnerable to adverse changes in economic conditions than bonds with higher ratings. Bonds rated

AAA, AA, A and BBB are considered to be of investment grade quality. Bonds rated below BBB are considered to be of speculative quality. The ratings of "BB" is assigned to bonds considered by Fitch to be "speculative." The rating of "B" is assigned to bonds considered by Fitch to be "highly speculative." Bonds rated "CCC" have certain identifiable characteristics which, if not remedied, may lead to default. Bonds rated "CC" are minimally protected. Default in payment of interest and/or principal seems probable over time. Bonds rated "C" are in imminent default in payment of interest or principal. Bonds rated "DDD", "DD" and "D" are in default on interest and/or principal payments. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

o Duff & Phelps' The ratings of Duff & Phelps are as follows: AAA which are judged to be the "highest credit quality". The risk factors are negligible, being only slightly more than for risk-free US Treasury debt. AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. A+, A & A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress. BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles. BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category. B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade. CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments. DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments. DP Preferred stock with dividend arreages.

Municipal Notes

      o Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Notes bearing the designation MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for financing. Notes bearing the designation "MIG-2" are of high quality with ample margins of protection, although not as large as notes rated "MIG." Such short-term notes which have demand features may also carry a rating using the symbol VMIG as described above, with the designation MIG-1/VMIG 1 denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation MIG-1.

      o S&P's rating for Municipal Notes due in three years or less are SP-1, SP-2, and SP-3. SP- 1 describes issues with a very strong capacity to pay principal and interest and compares with bonds rated A by S&P; if modified by a plus sign, it compares with bonds rated AA or AAA by S&P. SP-2 describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated BBB by S&P. SP-3 describes issues that have a speculative capacity to pay principal and interest.


      o Fitch's rating for Municipal Notes due in three years or less are F-1+, F-1, F-2, F-3, F-S and D. F-1+ describes notes with an exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 describes notes with a very strong credit quality and assurance of timely payment is only slightly less in degree than issues rated F-1+. F-2 describes notes with a good credit quality and a satisfactory assurance of timely payment, but the margin of safety is not as great for issues assigned F-1+ or F-1 ratings. F-3 describes notes with a fair credit quality and an adequate assurance of timely payment, but near-term adverse changes could cause such securities to be rated below investment grade. F-S describes notes with weak credit quality. Issues rated D are in actual or imminent payment default.


Corporate Debt


      The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligations. The Moody's, S&P and Fitch corporate debt ratings shown do not differ materially from those set forth above for Municipal Bonds.


Commercial Paper


      o Moody's The ratings of commercial paper by Moody's are Prime-1, Prime-2, Prime-3 and Not Prime. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

      o S&P The ratings of commercial  paper by S&P are A-1, A-2, A-3, B, C, and
D. A-1 indicates that the degree of safety regarding timely payment is strong. A-2 indicates capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. A-3 indicates an adequate capacity for timely payments. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B indicates only speculative capacity for timely payment. C indicates a doubtful capacity for payment. D is assigned to issues in default.

      o Fitch The ratings of commercial paper by Fitch are similar to its ratings of Municipal Notes, above.

The New York Tax-Exempt Income Fund, Inc.
6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048


Statement of Additional Information dated February 26, 1998

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated February 26, 1998. It should be read together with the Prospectus, and the Registration Statement on Form N-2, of which the Prospectus and this Statement of Additional Information are a part. These materials can be inspected and copied at public reference facilities maintained by the Securities and Exchange Commission (the "SEC") in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C., 20549.


TABLE OF CONTENTS

                                                                          Page

Investment Objective and Policies*
Management...................................................................2
Control Persons and Principal Holders of Securities..........................6
Investment Advisory and Other Services*
Brokerage Allocation and Other Practices.....................................6
Tax Status*
Financial Statements.........................................................7
----------------------
*See Prospectus

                                    PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 14.    Cover Page.

            Reference is made to the preceding page.

Item 15.    Table of Contents.

            Reference is made to the preceding page and to Items 16 through 23 of the Statement of Additional Information set forth below.

Item 16.    General Information and History.

            Inapplicable.

Item 17.    Investment Objective and Policies.

            Reference is made to Item 8 of the Prospectus.

Item 18.    Management.


Directors and Officers of the Fund. The Fund's Directors and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. All of the Directors are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Real Asset Fund, Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Cash Reserves, Oppenheimer Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer International Bond Fund, Centennial America Fund, L.P., Oppenheimer Champion Income Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds,
Oppenheimer Integrity Funds, Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust and Panorama Series Fund, Inc. (all of the foregoing funds are collectively referred to as the "Denver-based Oppenheimer funds") except for (i) Ms. Macaskill, who is a Trustee, Director or Managing General Partner of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Panorama Series Fund, Inc. and Oppenheimer Variable Account Funds, (ii) Mr. Fossel, who is not a trustee of Centennial New York Tax-Exempt Trust or a Managing General Partner of Centennial America Fund, L.P. and (iii) Mr. Bowen, who is not a Trustee, Director or Managing General Partner of Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Panorama Series Fund, Inc., Oppenheimer Variable Account Funds, Centennial New York Tax- Exempt Trust and Centennial America Fund, L.P. All of the Fund's officers except Mr. Patterson are officers of the Denver-based Oppenheimer funds. Ms. Macaskill is President and Mr. Swain is Chairman and Chief Executive Officer of the Denver-based Oppenheimer funds. As of February 20,

1998, the Directors and officers of the Fund as a group owned less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Adviser (for which plan two officers of the Fund, Bridget A. Macaskill and Andrew J. Donohue, are directors).

Robert G. Avis, Director*; Age: 66
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

William A. Baker, Director; Age: 82
197 Desert Lakes Drive, Palm Springs, California 92264

Management Consultant.


George C. Bowen, Director, Vice President,  Treasurer, and Assistant Secretary*;
Age: 61 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Adviser; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July
1991) and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); an officer of other Oppenheimer funds.

Charles Conrad, Jr., Director; Age: 67
1501 Quail Street, Newport Beach, CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

Jon S. Fossel, Director; Age: 55
P.O. Box 44, Mead Street, Waccabuc, New York  10597
Formerly Chairman and a director of the Adviser, President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Adviser's parent holding company, and Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Adviser.

Sam Freedman, Director; Age: 57
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of SSI, Chairman, Chief Executive and Officer and director of SFSI, Vice President and director of OAC and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Director; Age: 68
44 Portland Drive, St. Louis, Missouri 63131

Director of Wave Technologies International, Inc. (a computer products training company).


C. Howard Kast, Director; Age: 76
2552 East Alameda, Denver, Colorado 80209

Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).


Robert M. Kirchner, Director; Age: 76
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Bridget A. Macaskill, President and Director*; Age: 49
Two World Trade Center, New York, New York 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Adviser; President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director
(since October 1990) of OAC; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Adviser; a director of Oppenheimer Real Asset Management, Inc. (since July 1996) ; President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund adviser subsidiary of the Adviser ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Adviser.

Ned M. Steel, Director; Age: 82
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

James C. Swain, Chairman, Chief Executive Officer and Director*; Age: 64 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Adviser (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Adviser ("Centennial"), and Chairman of the Board of SSI.

Robert E. Patterson, Vice President and Portfolio Manager; Age: 54.
Senior Vice President of the Adviser (since 1993); an officer of other Oppenheimer funds.

Andrew J. Donohue, Vice President and Secretary; Age: 47
Two World Trade Center, New York, New York 10048-0203

Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Adviser; Executive Vice President (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. since (September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July
1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; a director of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age: 39
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Adviser/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Adviser/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Adviser.

Scott T. Farrar, Assistant Treasurer; Age: 32
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Adviser/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Adviser/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Adviser.

Robert G. Zack, Assistant Secretary; Age: 49
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Adviser, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

---------------------
* A Director who is an  "interested person" of the Fund.

    o Remuneration of Directors. The officers of the Trust and certain Directors of the Fund (Ms. Macaskill and Messrs. Swain and Bowen) who are affiliated with the Adviser receive no salary or fee from the Fund. Mr. Fossel did not receive any salary or fees from the Fund prior to January 1, 1997. The remaining Directors of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 1997. The compensation from all of the Denver-based Oppenheimer funds includes the Fund and is compensation received as a Trustee, Director, Managing General Partner or member of a committee of the Board of those funds during the calendar year 1997.





                                                      Total Compensation
                              Aggregate               From All

                              Compensation            Denver-based
Name and Position             from Fund               Oppenheimer funds1


Robert G. Avis                $271                    $63,501
  Director

William A. Baker              $331                    $77,502
  Audit and Review
  Committee Member,
  Ex Officio Member2
  and Director

Charles Conrad, Jr.           $308                    $72,000
  Director3

Jon S. Fossel                 $270                    $63,277
  Director

Sam Freedman                  $284                    $66,501
  Audit and Review
  Committee Member2
  and Director

Raymond J. Kalinowski         $306                    $71,561
  Audit and Review Committee
  Member2 and Director

C. Howard Kast                $327                    $76,503
  Audit and Review Committee
 Chairman2 and Director

Robert M. Kirchner            $307                    $72,000
  Director3

Ned M. Steel                  $271                    $63,501
  Director


----------------------

1 For the 1997 calendar year. 2 Committee positions effective July 1, 1997.
3 Prior to July 1, 1997,  Messrs.  Conrad and Kirchner  were also members of the
  Audit and Review Committee.

Deferred  Compensation  Plan.  The Board of  Directors  has  adopted a  Deferred
Compensation plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. None of the Directors currently participates in the plan. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Directors' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Director under the plan for the limited purpose of determining the value of the Director's deferred fee account.


Item 19.    Control Persons and Principal Holders of Securities.

    1.      Inapplicable.


    2. As of February 20, 1998, the only persons known by the management of the Fund to own or be the beneficial owner of 5% or more of the outstanding shares of the Fund were Prudential Securities, Inc., One York Plaza, Floor 8, New York, New York 10004, which owned 349,072 shares (13.88% of the shares); Advest, Inc.,90 State House Square, Suite 5, Hartford Connecticut 06103, which owned 188,098 shares for the benefit of its customers (7.48% of the shares); Smith Barney, Inc., 388 Greenwich Street, 30th Floor, New York, New York 10013-2375, which owned 161,140 shares for the benefit of its customers (6.41% of the shares); and Paine Webber Incorporated, 1000 Harbor Boulevard, 6th Floor, Union City, New Jersey 07087-6727, which owned of record 135,084 shares for the benefit of its customers (5.37% of the shares).

    3. As of February 20, 1998, the directors and officers of the Fund as a group owned less than 1% of the outstanding Shares.


Item 20.    Investment Advisory and Other Services.

            Reference is made to Item 9 of the Prospectus.

Item 21.    Brokerage Allocation and Other Practices.


    1. and 2. The Fund paid no brokerage commissions during the fiscal years ended October 31, 1995, 1996 and 1997.


    The Adviser supplies portfolio management, selects brokers and supplies investment research in accordance with the Fund's policies. The Fund does not intend to effect portfolio transactions through any broker which is an affiliated person of the Fund or its Adviser although the Fund reserves the right to do so.

    As most purchases of portfolio securities made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net price.

    3. The Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") contains provisions relating to the selection of brokers, dealers and futures commission merchants (collectively referred to as "brokers") for the Fund's portfolio transactions. The Adviser may employ brokers as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Adviser has no duty or obligation to seek advance competitive bidding for the most favorable commission rate or to select any broker-dealer on the basis of its purported or "posted" commission rates but will, to the best of its ability endeavor to be aware of the current level of charges of eligible broker-dealers and to minimize the expense incurred by the Fund to the extent consistent with the interests and policies of the Fund as established by the Board of Directors and the provisions of the Agreement.

    Certain other investment companies advised by the Adviser and its affiliates have investment objectives and policies similar to those of the Fund. If transactions on behalf of more than one fund during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the security to which the option relates.

    If brokers are used for portfolio transactions, brokers may be selected for their execution and/or research services, on which no dollar value can be placed. Information received by the Adviser for those other accounts may or may not be useful to the Fund. The commissions paid to such dealers may be higher than another qualified dealer would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided. Subject to applicable regulations, sales of shares of the Fund and/or investment companies advised by the Adviser or its affiliates may also be considered as a factor in directing transactions to brokers, but only in conformity with the price, execution and other considerations and practices discussed above.

    Such research, which may be provided by a broker through a third party, includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Adviser, to make available additional views for consideration and comparisons, and to enable the Adviser to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase.

    4.  Inapplicable.

    5.  Inapplicable.

Item 22.  Tax Status.

    Reference is made to Item 10 of the Prospectus.

Item 23.  Financial Statements.

    1.      Statement of Investments

    2.      Statement of Assets and Liabilities
    3.      Statement of Operations
    4.      Statements of Changes in Net Assets
    5.      Financial Highlights
    6.      Notes to Financial Statements
    7.      Independent Auditors' Report
    8.      Independent Auditors' Consent


INDEPENDENT AUDITORS' REPORT
The New York Tax-Exempt Income Fund, Inc.

The Board of Directors and Shareholders of
The New York Tax-Exempt Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of The New York Tax-Exempt Income Fund, Inc. as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 1997 and 1996 and the financial highlights for the period November 1, 1993 to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The New York Tax-Exempt Income Fund, Inc. at October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Denver, Colorado
November 21, 1997

November 21, 1997

STATEMENT OF INVESTMENTS
The New York Tax-Exempt Income Fund, Inc.

                                                           Ratings: Moody's/
                                                               S&P/Fitch                             Market Value
                                                              (Unaudited)          Face Amount       See Note 1
                                                         ---------------------     -----------       ------------
MUNICIPAL BONDS AND NOTES -- 98.7%
NEW YORK -- 84.5%
Babylon, NY IDA RR RB, Ogden Martin Systems, Inc.,
  Prerefunded, Series C, 8.50%, 1/1/19  . . . . . . . .         Aaa/AAA             $  985,000        $
1,044,021
NYC GOB, Prerefunded, Series D, 7.50%, 2/1/19 . . . . .       Aaa/BBB+/A-            1,195,000
  1,362,192
NYC GOB, Prerefunded, Series D, 8%, 8/1/03  . . . . . .       Aaa/BBB+/A-              900,000
1,031,859
NYC GOB, Unrefunded Balance, Series D, 7.50%, 2/1/19  .       Baa1/BBB+/A-             105,000
         117,619
NYC Health & Hospital Corp. RRB, AMBAC Insured,
  Inverse Floater, 7.30%, 2/15/23(1)  . . . . . . . . .       Aaa/AAA/AAA            1,000,000
1,013,750
NYC IDA Civil Facility RB, Community Resources
  Development, 7.50%, 8/1/26  . . . . . . . . . . . . .          NR/NR                 500,000            525,650
NYC IDA RB, Visy Paper, Inc. Project, 7.95%, 1/1/28 . .          NR/NR               1,250,000
1,429,137
NYC MTAU RB, Transportation Facilities Service
  Contracts, Series 3, 9.25%, 7/1/00  . . . . . . . . .        Baa1/BBB+             1,015,000
1,141,215
NYS DA RB, Judicial Facilities Lease, Escrowed to
  Maturity, BIG Insured, 7.375%, 7/1/16 . . . . . . . .         Aaa/AAA                250,000
312,428
NYS DA RB, Menorah Campus, Prerefunded, 7.30%,
  8/1/16  . . . . . . . . . . . . . . . . . . . . . . .          NR/AA                 195,000            219,708
NYS DA RRB, CUS, Series B, FGIC Insured, 9%,
  7/1/00  . . . . . . . . . . . . . . . . . . . . . . .       Aaa/AAA/AAA              900,000          1,010,727


NYS DA RRB, L.I. Medical Center, Series A, 7.75%,
  8/15/27   . . . . . . . . . . . . . . . . . . . . . .         Aa2/AAA              1,000,000          1,028,380
NYS ERDAUEF RB, L.I. Lighting Co., Series C, 6.90%,

 8/1/22  . . . . . . . . . . . . . . . . . . . . . . .         Ba1/BB+              1,000,000          1,083,930
NYS ERDAUPC RB, Rochester Gas & Electric Co.
  Project, Series C, 8.375%, 12/1/28  . . . . . . . . .        Baa1/BBB+               250,000
265,055
NYS GORB, 9.875%, 11/15/05  . . . . . . . . . . . . . .         A2/A/A+                400,000
538,296
NYS HFA RB, State University Construction Project,
  Prerefunded, Series A, 8.30%, 5/1/18  . . . . . . . .         Aaa/AAA                750,000
765,000
NYS HFASC RB, Prerefunded, Series A, 7.375%,
  9/15/21   . . . . . . . . . . . . . . . . . . . . . .         Aaa/AAA                575,000            656,903
NYS LGAC RB, Prerefunded, Series B, 7.50%,
  4/1/20  . . . . . . . . . . . . . . . . . . . . . . .       Aaa/AAA/AAA            1,000,000          1,124,900
NYS MAG RB, Inverse Floater, 5.975%, 10/1/24(1) . . . .          NR/NR               1,000,000
 951,250
NYS MAG RB, Ninth Series E, 8.375%, 4/1/18  . . . . . .          Aaa/NR                 65,000
66,383
NYS MCFFA RB, Bronx-Lebanon Hospital, Series A,
  BIG Insured, 7.10%, 2/15/27   . . . . . . . . . . . .         Aaa/AAA              1,000,000
1,022,450
NYS MCFFA RB, MHESF, Prerefunded, Series B, 7.875%,
  8/15/20   . . . . . . . . . . . . . . . . . . . . . .         Aaa/AAA                350,000            391,150
NYS MCFFA RB, MHESF, Unrefunded Balance, Series B,
  7.875%, 8/15/20   . . . . . . . . . . . . . . . . . .        Baa1/BBB+               995,000          1,105,127
NYS MCFFA RRB, MHESF, Unrefunded Balance,
  Series A, 8.875%, 8/15/07   . . . . . . . . . . . . .        Baa1/BBB+               145,000            148,522
NYS PAU RB, Prerefunded, Series V, 8%, 1/1/17 . . . . .          NR/AA-                500,000
513,395

The New York Tax-Exempt Income Fund, Inc.


                                                           Ratings: Moody's/
                                                               S&P/Fitch                        Market Value


                                                              (Unaudited)        Face Amount     See Note 1
                                                          -------------------    -----------    ------------
NEW YORK (CONTINUED)
NYS PAU RRB, Prerefunded, Series V, MBIA Insured,
  7.875%, 1/1/13  . . . . . . . . . . . . . . . . . . .         Aaa/AAA          $   450,000     $   462,006
Onondaga Cnty., NY RR Agency RB, RR Facilities
  Project, 7%, 5/1/15   . . . . . . . . . . . . . . . .        Baa/NR/A-             900,000         968,508
Suffolk Cnty., NY GORB, AMBAC Insured, 10%,
  11/1/02   . . . . . . . . . . . . . . . . . . . . . .       Aaa/AAA/AAA            250,000         312,480
                                                                                                 -----------
                                                                                                  20,612,041
                                                                                                 -----------
U.S. POSSESSIONS -- 14.2%
PR CMWLTH Aqueduct & Sewer Authority RB,
  Escrowed to Maturity, 10.25%, 7/1/09  . . . . . . . .         Aaa/AAA              800,000
1,122,888
PR CMWLTH GORB, Prerefunded, 7.70%, 7/1/20  . . . . . .          NR/AAA            1,000,000
1,112,110
PR CMWLTH Special Infrastructure FAU RRB,
  Series A, 7.90%, 7/1/07   . . . . . . . . . . . . . .        Baa1/BBB+             425,000         445,081
PR Industrial, Medical & Environmental PC Facilities
  FAU RB, American Airlines, Inc. Project, Series A,
  6.45%, 12/1/25  . . . . . . . . . . . . . . . . . . .         Baa1/BB+             435,000         479,118
PR Public Buildings Authority RB, Series B, 5.25%,
  7/1/21  . . . . . . . . . . . . . . . . . . . . . . .          Baa1/A              300,000         294,792
                                                                                                 -----------
                                                                                                   3,453,989
                                                                                                 -----------
Total Investments, at Value (Cost $23,166,804)  . . . . . . . . . . . . .               98.7%     24,066,030
Other Assets Net of Liabilities . . . . . . . . . . . . . . . . . . . . .                1.3         326,142
                                                                                 -----------     -----------
Net Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              100.0%    $24,392,172
                                                                                 ===========     ===========

(1) Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $1,965,000 or 8.06% of the Fund's net assets at October 31, 1997.

The New York Tax-Exempt Income Fund, Inc.

    As of October 31, 1997, securities subject to the alternative minimum tax amounted to $3,813,013 or 15.63% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

         Industry                                                          Market Value   Percent
         --------                                                          ------------   -------
         Hospital/Healthcare                                                $ 4,780,564      19.8%
         General Obligation                                                   4,474,556      18.6
         Resource Recovery                                                    2,012,529       8.4
         Lease Rental                                                         1,896,957       7.9
         Higher Education                                                     1,775,727       7.4
         Sales Tax                                                            1,569,981       6.5
         Manufacturing, Durable Goods                                         1,429,138       5.9
         Pollution Control                                                    1,348,985       5.6
         Water Utilities                                                      1,122,888       4.7
         Single Family Housing                                                1,017,633       4.2
         Electric Utilities                                                     975,401       4.1
         Adult Living Facilities                                                656,903       2.7
         Not-for-Profit Organization                                            525,650       2.2
         Corporate Backed                                                       479,118       2.0
                                                                            -----------     -----
                                                                            $24,066,030     100.0%
                                                                            ===========     =====

To simplify the listing of securities, abbreviations are used per the table below:

CMWLTH      Commonwealth
CUS         City University System
DA          Dormitory Authority
ERDAUEF     Energy Research & Development
            Authority Electric Facilities


ERDAUPC     Energy Research & Development
            Authority Pollution Control
FAU         Finance Authority
GOB         General Obligation Bonds
GORB        General Obligation Refunding Bonds
HFA         Housing Finance Agency
HFASC       Housing Finance Agency Service Contract
IDA         Industrial Development Agency
LGAC        Local Government Assistance Corp.
L.I.        Long Island
MAG         Mtg. Agency
MCFFA       Medical Care Facilities Finance Agency
MHESF       Mental Health Services Facilities
MTAU        Metropolitan Transportation Authority
NYC         New York City
NYS         New York State
PAU         Power Authority
PC          Pollution Control
RB          Revenue Bonds
RR          Resource Recovery
RRB         Revenue Refunding Bonds




See accompanying Notes to Financial Statements.
                                                                               5

STATEMENT OF ASSETS AND LIABILITIES October 31, 1997
The New York Tax-Exempt Income Fund, Inc.

ASSETS:
Investments, at value  (cost $23,166,804) -- see accompanying statement . . . . . . . . .
$24,066,030
Receivables:
   Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            487,551
   Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              4,711
                                                                                                 -----------
      Total assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24,558,292
                                                                                                 -----------

LIABILITIES:

ank overdraft  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                348
Bank overdraft  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                348
Payables and other liabilities:
   Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            132,505
   Shareholder reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             14,625
   Management and administrative fees   . . . . . . . . . . . . . . . . . . . . . . . . .             10,321
   Directors' fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,138
   Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,183
                                                                                                 -----------
      Total liabilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            166,120
                                                                                                 -----------
NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $24,392,172
                                                                                                 ===========

COMPOSITION OF NET ASSETS:
Par value of shares of capital stock  . . . . . . . . . . . . . . . . . . . . . . . . . .        $    25,001
Additional paid-in capital  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         23,129,580
Undistributed net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . .             69,752
Accumulated net realized gain on investment transactions  . . . . . . . . . . . . . . . .            268,613
Net unrealized appreciation on investments -- Note 3  . . . . . . . . . . . . . . . . . .            899,226
                                                                                                 -----------
NET ASSETS -- applicable to 2,500,098 shares of capital stock outstanding . . . . . . . .
$24,392,172
                                                                                                 ===========

NET ASSET VALUE PER SHARE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              $9.76
                                                                                                       =====






See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended October 31, 1997
The New York Tax-Exempt Income Fund, Inc.

INVESTMENT INCOME -- Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $1,733,281

                                                                                                 ----------

EXPENSES:
Management fees -- Note 4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            120,378
Shareholder reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             29,590
Transfer agent and accounting service fees -- Note 4  . . . . . . . . . . . . . . . . . .             24,231
Legal and auditing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              8,673
Registration and filing fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,443
Custodian fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              6,202
Directors' fees and expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,675
Insurance expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,734
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2,830
                                                                                                  ----------
     Total expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            203,756
Less expenses paid indirectly -- Note 4 . . . . . . . . . . . . . . . . . . . . . . . . .             (7,797)
                                                                                                  ----------
     Net expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            195,959
                                                                                                  ----------
NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,537,322
                                                                                                  ----------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            287,554
Net change in unrealized appreciation or depreciation on investments  . . . . . . . . . .
(82,854)
                                                                                                  ----------
NET REALIZED AND UNREALIZED GAIN  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
204,700
                                                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . .
 .         $1,742,022
                                                                                                  ==========





See accompanying Notes to Financial Statements.
                                                                               7

STATEMENTS OF CHANGES IN NET ASSETS
The New York Tax-Exempt Income Fund, Inc.



                                                                                   Year Ended October 31,
                                                                               -----------------------------
                                                                                   1997              1996
                                                                               -----------       -----------
OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . .        $ 1,537,322       $ 1,568,849
Net realized gain (loss)  . . . . . . . . . . . . . . . . . . . . . . .            287,554           (30,729)
Net change in unrealized appreciation or depreciation . . . . . . . . .            (82,854)         (221,504)
                                                                               -----------       -----------

        Net increase in net assets resulting from operations  . . . . .          1,742,022         1,316,616
                                                                               -----------       -----------

DIVIDENDS TO SHAREHOLDERS FROM INVESTMENT INCOME  . . . . . . . . . . .
(1,581,763)       (1,562,020)
                                                                               -----------       -----------

CAPITAL STOCK TRANSACTIONS:
Proceeds from shares issued to shareholders in
  reinvestment of dividends and distributions -- Note 2 . . . . . . . .            289,815           308,225
                                                                               -----------       -----------

NET ASSETS:
Total increase  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            450,074            62,821
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . .         23,942,098        23,879,277
                                                                               -----------       -----------

End of period (including undistributed net investment
  income of $69,752 and $59,636, respectively)  . . . . . . . . . . . .        $24,392,172
$23,942,098
                                                                               ===========       ===========




See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

he New York Tax-Exempt Income Fund, Inc.

The New York Tax-Exempt Income Fund, Inc.

                                                                     Year Ended October 31,
                                                  ---------------------------------------------------------
                                                   1997         1996         1995        1994         1993
                                                  -------     -------      -------      -------     -------
PER SHARE OPERATING DATA:
Net asset value, beginning of period  . . .       $  9.69     $  9.79      $  9.33      $ 10.77     $ 10.37
                                                  -------     -------      -------      -------     -------
Income (loss) from investment operations:
  Net investment income   . . . . . . . . .           .62         .64          .63          .65         .66
  Net realized and unrealized gain (loss) .           .09        (.10)         .47        (1.18)        .55
                                                  -------     -------      -------      -------     -------
    Total income (loss) from
    investment operations   . . . . . . . .           .71         .54         1.10         (.53)       1.21
                                                  -------     -------      -------      -------     -------

Dividends and distributions to
  shareholders:
    Dividends from net investment
      income  . . . . . . . . . . . . . . .          (.64)       (.64)        (.64)        (.66)       (.74)
    Distributions from net realized gain  .            --          --           --           --        (.07)
    Distributions in excess of net realized
      gain. . . . . . . . . . . . . . . . .            --          --           --         (.25)         --
                                                  -------     -------      -------      -------     -------

      Total dividends and distributions to
        shareholders  . . . . . . . . . . .          (.64)       (.64)        (.64)        (.91)       (.81)
                                                  -------     -------      -------      -------     -------
Net asset value, end of period  . . . . . .       $  9.76     $  9.69      $  9.79      $  9.33     $ 10.77
                                                  =======     =======      =======      =======     =======
Market value, end of period . . . . . . . .       $ 10.25     $ 10.00      $  9.63      $  9.50     $ 12.63
TOTAL RETURN, AT MARKET VALUE(1)                     9.40%      10.82%        8.32%
(17.70)%     25.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)  .       $24,392     $23,942      $23,879      $22,468
$25,516
Average net assets (in thousands) . . . . .       $24,088     $23,840      $23,143      $23,852
$24,936
Ratios to average net assets:
  Net investment income . . . . . . . . . .          6.35%       6.58%        6.62%        6.53%       6.26%

 Expenses(2) . . . . . . . . . . . . . . .          0.85%       0.85%        0.88%        0.87%       0.84%
Portfolio turnover rate(3)  . . . . . . . .          33.2%         13%          12%           6%         28%

(1) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period.

(2) Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $8,150,197 and $7,866,736, respectively.




See accompanying Notes to Financial Statements.
                                                                               9

NOTES TO FINANCIAL STATEMENTS
The New York Tax-Exempt Income Fund, Inc.

         1. SIGNIFICANT ACCOUNTING POLICIES

         The New York Tax-Exempt Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund seeks to provide high current income which is exempt from federal, New York State and New York City income taxes for individual investors as is available from municipal securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

         Investment Valuation -- Portfolio securities are valued at the close of the American Stock Exchange on the last day of each week on which day the American Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

         Federal Taxes -- The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

         Distributions to Shareholders -- The Fund intends to declare and pay dividends from net investment income monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

         Classification of Distributions to Shareholders -- Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

         The Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended October 31, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $54,557, an increase in accumulated net realized gain on investments of $18,133, and a decrease in paid-in capital of

        $72,690.

         Other -- Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market dis-

The New York Tax-Exempt Income Fund, Inc.

         count that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         2. CAPITAL STOCK

         The Fund has authorized 250 million shares of $.01 par value capital stock. Of these shares, 174,902 shares were reserved for issuance under a Dividend Reinvestment and Cash Purchase Plan. Transactions in shares of capital stock were as follows:


                                         Year Ended October 31,
                                 --------------------------------------
                                        1997                1996
                                 -----------------    -----------------
                                 Shares     Amount    Shares     Amount
                                 ------     ------    ------     ------
Net increase from dividends
 reinvested                      29,677   $289,815    31,639   $308,225
                                 ======   ========    ======   ========


         3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

         At October 31, 1997, net unrealized appreciation on investments of $899,226 was composed of gross appreciation of $1,057,621, and gross depreciation of $158,395.

         4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

         Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the Fund's average annual net assets.

         The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

         Shareholder Financial Services, Inc. (SFSI), a wholly owned subsidiary of the Manager, is the transfer agent and registrar for the Fund. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

         Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

                                   PART C

                               OTHER INFORMATION



Item 24.  Financial Statements and Exhibits.

          1.  Financial Statements.

                    (a)   Statement of Investments - (See Part B,
                          Statement of Additional

                    Information): Filed herewith.


                    (b) Statement of Assets and Liabilities - (See Part B, Statement of

                    Additional Information): Filed herewith.

                    (c) Statement of Operations - (See Part B, Statement of Additional Information): Filed herewith.

                    (d) Statements of Changes in Net Assets - (See Part B, Statement of Additional Information): Filed herewith.

                    (e) Financial Highlights - (See Part B, Statement of Additional Information): Filed herewith.

                    (f) Notes to Financial Statements - (See Part B, Statement of Additional Information): Filed herewith.

                    (g) Independent Auditors' Report - (See Part B, Statement of Additional Information): Filed herewith.

                    (h) Independent Auditors' Consent - (See Part B, Statement of Additional Information): Filed herewith.


              2.    Exhibits:

                    (a)   Articles   of   Incorporation   of   the   Registrant:
                          Previously filed as Exhibit 1 to Fund's Registration Statement on Form N-2 (Investment Company Act File No. 811-5278), filed with the Securities and Exchange Commission on August 11, 1987, and refiled pursuant to
                          Item 102 of Regulation S-T with Registrant's Amendment No. 11, 2/28/95, and incorporated herein by reference.


                    (b) By-Laws of the Registrant: Previously filed as Exhibit 2 to Amendment No. 1 to the Fund's Registration Statement on Form N-2 (Investment Company Act File No. 811-5278), filed with the Securities and Exchange Commission on September 14, 1987, and refiled pursuant to Item 102 of Regulation S-T with Registrant's Amendment No. 11, 2/28/95, and incorporated herein by reference.


                    (c) Not applicable.

                    (d) Specimen certificate for Shares of Capital Stock of the Registrant: Previously filed with Registrant's Amendment No. 7, 2/28/91, and refiled with Registrant's Amendment No. 11, 2/28/95, and refiled pursuant to Item 102 of Regulation S-T with Registrant's Amendment No. 11, 2/28/95, and incorporated herein by reference.

                    (e) See (j)(2) and (j)(3) below.

                    (f) Not applicable.

                    (g) Investment Advisory Agreement with OppenheimerFunds, Inc. dated 10/22/90 - Previously filed with Registrant's Amendment No. 7, 2/28/91, and incorporated herein by reference.

                    (h) Not applicable.

                    (i) Not applicable.

                    (j) (1) Custodian Agreement between Registrant and Citibank, N.A.: previously filed with Registrant's Amendment No. 11, 2/28/95, and incorporated herein by reference.

                          (2) Registrar, Transfer Agency and Service Agreement
                              between Registrant and Shareholder Financial
                              Services, Inc.: previously filed with Registrant's Amendment No. 11, 2/28/95, and incorporated herein by reference.

                          (3) Co-Transfer Agency Agreement between Registrant
                              and United Missouri Trust Company of New York: previously filed with Registrant's Amendment No. 11, 2/28/95, and incorporated herein by reference.

                    (k) Not applicable.

                    (l) Not applicable.

                    (m) Not applicable.

                    (n) Not applicable.

                    (o) Not applicable.

                    (p) Not applicable.

                    (q) Not applicable.

                    (r) Financial data schedule: Filed herewith.

Item 25.      Marketing Arrangements.

              Inapplicable.

Item 26.      Other Expenses of Issuance and Distribution.

              Inapplicable.

Item 27.      Persons Controlled by or under Common Control with Registrant.

              None.

Item 28.      Number of Holders of Securities.

                                                 (2)
                                             Number of
                   (1)                  Record Holders at

             Title of Class             February 20, 1998

             Shares of Common Stock     790


Item 29.  Indemnification.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

          Registrant, in conjunction with the Registrant's Directors, and other registered management investment companies managed by the Adviser, generally maintains insurance on behalf of any person who is or was a Director, officer, employee, or agent of Registrant.

Item 30.   Business and Other Connections of Investment Adviser

(a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

(b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.


Name and Current Position with        Other Business and Connections
OppenheimerFunds, Inc.("OFI")         During the Past Two Years


Mark J.P. Anson,
Vice President                        Vice President of Oppenheimer Real Asset
                                      Management, Inc. ("ORAMI"); formerly Vice
                                      President of Equity Derivatives at
                                      Salomon Brothers, Inc.

Peter M. Antos,

Senior Vice President                 An officer and/or portfolio manager of
                                      certain Oppenheimer funds; a Chartered
                                      Financial Analyst; Senior Vice President of HarbourView Asset Management
                                      Corporation ("HarbourView"); prior to
                                      March, 1996 he was the senior equity
                                      portfolio manager for the Panorama Series
                                      Fund, Inc. (the "Company") and other
                                      mutual funds and pension funds managed by G.R. Phelps & Co. Inc. ("G.R. Phelps"), the Company's former investment adviser, which was a subsidiary of Connecticut
                                      Mutual Life Insurance Company; was also
                                      responsible for managing the common stock department and common stock investments of Connecticut Mutual Life Insurance Co.


Lawrence Apolito,
Vice President                        None.

Victor Babin,
Senior Vice President                 None.

Bruce Bartlett,

Vice                                  President  An  officer  and/or   portfolio
                                      manager  of  certain   Oppenheimer  funds.
                                      Formerly  a  Vice   President  and  Senior
                                      Portfolio  Manager  at  First  of  America
                                      Investment Corp.

Beichert, Kathleen
Vice President                        None.

Rajeev Bhaman,
Vice President Formerly Vice President (January 1992 - February, 1996) of Asian Equities for Barclays de Zoete Wedd, Inc.


Robert J. Bishop,

Vice President Vice President of Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of OFI/Mutual Fund Accounting (April 1994- May 1996), and a Fund Controller for OFI.

George C. Bowen,
Senior Vice President & Treasurer     Vice President (since June 1983) and
                                      Treasurer  (since March 1985) of
                                      OppenheimerFunds Distributor, Inc. (the
                                      "Distributor"); Vice President  (since
                                      October 1989) and Treasurer (since April
                                      1986) of  HarbourView; Senior Vice
                                      President (since February 1992), Treasurer
                                      (since July 1991)and a director (since
                                      December 1991) of Centennial; President,
                                      Treasurer and a director of  Centennial
                                      Capital Corporation (since June 1989);
                                      Vice President and Treasurer (since August
                                      1978) and Secretary  (since April 1981) of
                                      Shareholder Services, Inc. ("SSI"); Vice
                                      President, Treasurer and Secretary of
                                      Shareholder Financial Services, Inc.
                                      ("SFSI") (since November 1989); Treasurer of Oppenheimer Acquisition Corp. ("OAC")
                                      (since June 1990); Treasurer of
                                      Oppenheimer Partnership Holdings, Inc.
                                      (since November 1989); Vice President and
                                      Treasurer  of ORAMI (since July
                                      1996);  Chief Executive Officer, Treasurer
                                      and a director of MultiSource Services, Inc., a broker-dealer (since December
                                      1995); an officer of other Oppenheimer
                                      funds.

Scott Brooks,
Vice President                        None.

Susan Burton,

Assistant Vice President              None.


Adele Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division         Formerly Assistant Vice President of
                                      Rochester Fund Services, Inc.

Michael Carbuto,

Vice                                  President  An  officer  and/or   portfolio
                                      manager of certain Oppenheimer funds; Vice
                                      President of Centennial.

Ruxandra Chivu,
Assistant Vice President              None.



H.D. Digby Clements,
Assistant Vice President:

Rochester Division                    None.


O. Leonard Darling,

Executive Vice President              Trustee (1993 - present) of Awhtolia
                                      College - Greece.


Robert A. Densen,
Senior Vice President                 None.

Sheri Devereux,
Assistant Vice President              None.

Robert Doll, Jr.,

Executive                             Vice   President  &  Director  An  officer
                                      and/or   portfolio   manager   of  certain
                                      Oppenheimer funds.

John Doney,
Vice                                  President  An  officer  and/or   portfolio
                                      manager of certain Oppenheimer funds.

Andrew J. Donohue,
Executive Vice President,

General Counsel and Director          Executive Vice President (since September
                                      1993),  and a director (since January
                                      1992) of the Distributor; Executive
                                      Vice President, General Counsel and a
                                      director of HarbourView, SSI, SFSI and
                                      Oppenheimer Partnership Holdings, Inc.
                                      since (September 1995)  and   MultiSource
                                      Services, Inc. (a broker-dealer) (since
                                      December 1995); President and a director of Centennial (since September 1995);
                                      President and a director of  ORAMI (since
                                      July 1996); General Counsel  (since May
                                      1996) and Secretary (since April 1997) of
                                      OAC; Vice President of OppenheimerFunds
                                      International, Ltd. ("OFIL") and
                                      Oppenheimer Millennium Funds plc (since
                                      October 1997);  an officer of other
                                      Oppenheimer funds.


George Evans,
Vice                                  President  An  officer  and/or   portfolio
                                      manager of certain Oppenheimer funds.


Edward Everett,
Assistant Vice President              None.


Scott Farrar,

Vice President Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of OFI/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for
                                      OFI.


Leslie A. Falconio,
Assistant Vice President              None.

Katherine P. Feld,

Vice President and Secretary          Vice President and Secretary of the
                                      Distributor; Secretary of HarbourView,
                                      MultiSource and Centennial; Secretary,
                                      Vice

                                     President and Director of Centennial
                                     Capital Corporation; Vice President and
                                     Secretary of ORAMI.

Ronald H. Fielding,
Senior Vice President; Chairman:

Rochester Division                    An officer, Director and/or portfolio
                                      manager of certain Oppenheimer funds;
                                      Presently he holds the following other
                                      positions: Director (since 1995) of ICI
                                      Mutual Insurance Company; Governor (since
                                      1994) of St. John's College; Director
                                      (since 1994 - present) of International
                                      Museum of Photography at George Eastman
                                      House; Director (since 1986) of GeVa
                                      Theatre. Formerly he held the following
                                      positions: formerly, Chairman of the Board and Director of Rochester Fund
                                      Distributors, Inc. ("RFD"); President and
                                      Director of Fielding Management Company,
                                      Inc. ("FMC"); President and Director of
                                      Rochester Capital Advisors, Inc. ("RCAI");
                                      Managing Partner of Rochester Capital
                                      Advisors, L.P., President and Director of
                                      Rochester Fund Services, Inc. ("RFS");
                                      President and Director of Rochester Tax
                                      Managed Fund, Inc.; Director (1993 - 1997)
                                      of VehiCare Corp.; Director (1993 - 1996) of VoiceMode.


John Fortuna,
Vice President                        None.

Patricia Foster,
Vice President                        Formerly she held the following positions:
                                      An officer of

                                      certain former Rochester funds (May, 1993
                                      - January, 1996); Secretary of Rochester
                                      Capital Advisors, Inc. and General
                                      Counsel  (June,  1993 -  January  1996)
                                      of Rochester Capital Advisors, L.P.


Jennifer Foxson,
Assistant Vice President              None.


Paula C. Gabriele,
Executive Vice President              Formerly, Managing Director (1990-1996)
                                      for Bankers Trust Co.


Robert G. Galli,

Vice Chairman                         Trustee of the New York-based Oppenheimer
                                      Funds. Formerly Vice President and General
                                      Counsel of Oppenheimer Acquisition Corp.

Linda Gardner,
Vice President                        None.

Alan Gilston,
Vice President                        Formerly Vice President for Schroder
                                      Capital Management International.

Jill Glazerman,

Assistant Vice President              None.

Jeremy Griffiths,
Chief Financial Officer               Currently a Member and Fellow of the
                                      Institute of Chartered Accountants;
                                      formerly an accountant for Arthur Young
                                      (London, U.K.).

Robert Grill,
Vice President                        Formerly Marketing Vice President for
                                      Bankers Trust Company (1993-1996);
                                      Steering Committee Member, Subcommittee
                                      Chairman for American Savings Education
                                      Council (1995-1996).


Caryn Halbrecht,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds; formerly Vice President of Fixed Income Portfolio
                                      Management at Bankers Trust.


Elaine T. Hamann,
Vice President                        Formerly Vice President (September, 1989 -
                                      January, 1997) of Bankers Trust Company.


Glenna Hale,

Director of Investor Marketing        Formerly, Vice President (1994-1997) of
                                      Retirement Plans Services for
                                      OppenheimerFunds Services.

Thomas B. Hayes,
Vice President                        None.


Barbara Hennigar,
Executive Vice President and
Chief Executive Officer of
OppenheimerFunds Services,

a division of the Adviser President and Director of SFSI; President and Chief executive Officer of SSI.

Dorothy Hirshman,                     None.
Assistant Vice President


Alan Hoden,
Vice President                        None.

Merryl Hoffman,
Vice President                        None.


Nicholas Horsley,
Vice President                        Formerly a Senior Vice President and
                                      Portfolio Manager for Warburg, Pincus
                                      Counselors, Inc. (1993-1997), Co-manager of Warburg, Pincus Emerging Markets Fund
                                      (12/94 - 10/97), Co-manager Warburg,
                                      Pincus Institutional Emerging Markets
                                      Fund - Emerging Markets Portfolio (8/96 -
                                      10/97), Warburg Pincus Japan OTC Fund,
                                      Associate Portfolio Manager of
                                      Warburg Pincus International Equity Fund,
                                      Warburg Pincus Institutional Fund -
                                      Intermediate Equity Portfolio, and
                                      Warburg Pincus EAFE Fund.

Scott T. Huebl,
Assistant Vice President              None.

Richard Hymes,
Assistant Vice President              None.

Jane Ingalls,

Vice President                        None.

Byron Ingram,
Assistant Vice President              None.


Ronald Jamison,
Vice President                        Formerly Vice President and Associate
                                      General Counsel at Prudential Securities,
                                      Inc.

Frank Jennings,

Vice President An officer and/or portfolio manager of certain Oppenheimer funds; formerly, a Managing Director of Global
                                      Equities   at  Paine   Webber's   Mitchell
                                      Hutchins division.




Thomas W. Keffer,

Senior Vice President                 Formerly Senior Managing Director (1994 -
                                      1996) of Van Eck
                                      Global.


Avram Kornberg,

Vice President                        None.


Joseph Krist,
Assistant Vice President              None.

Paul LaRocco,

Vice President An officer and/or portfolio manager of certain Oppenheimer funds; formerly, a Securities Analyst for Columbus Circle Investors.


Michael Levine,
Assistant Vice President              None.

Shanquan Li,

Vice President Director of Board (since 2/96), Chinese Finance Society; formerly, Chairman (11/94-2/96), Chinese Finance Society; and Director (6/94-6/95), Greater China Business Networks.


Stephen F. Libera,

Vice President                        An officer and/or portfolio manager for
                                      certain Oppenheimer funds; a Chartered
                                      Financial Analyst; a Vice President of
                                      HarbourView; prior to March 1996, the
                                      senior bond portfolio manager for Panorama
                                      Series Fund Inc., other mutual funds
                                      and pension accounts managed by G.R.
                                      Phelps; also responsible for managing the public fixed-income securities department at Connecticut Mutual Life
                                      Insurance Co.

Mitchell J. Lindauer,
Vice President                        None.

David Mabry,
Assistant Vice President              None.


Steve Macchia,
Assistant Vice President              None.


Bridget Macaskill,
President, Chief Executive Officer

and Director                          Chief Executive Officer (since September
                                      1995); President and director (since June
                                      1991) of  HarbourView; Chairman and a
                                      director of SSI (since August 1994), and
                                      SFSI September 1995); President (since
                                      September  1995) and a director (since
                                      October  1990) of  OAC; President (since
                                      September 1995) and a director  (since
                                      November 1989) of Oppenheimer Partnership
                                      Holdings, Inc., a holding company
                                      subsidiary  of OFI; a director of ORAMI
                                      (since July 1996) ; President and a
                                      director (since October 1997) of OFIL, an offshore fund manager subsidiary of OFI and Oppenheimer Millennium Funds plc
                                      (since October 1997); President and  a
                                      director of other Oppenheimer funds;  a
                                      director of the NASDAQ Stock Market, Inc.
                                      and of Hillsdown Holdings plc a U.K. food company); formerly an Executive Vice
                                      President of OFI.

Wesley Mayer,
Vice President                        Formerly Vice President (January, 1995 -
                                      June, 1996) of Manufacturers Life
                                      Insurance Company.

Loretta McCarthy,
Executive Vice President              None.

Tanya Mrva,
Assistant Vice President              None.


Lisa Migan,
Assistant Vice President              None.

Robert J. Milnamow,

Vice President An officer and/or portfolio manager of certain Oppenheimer funds; formerly a Portfolio Manager (August, 1989
                                      - August,  1995) with  Phoenix  Securities
                                      Group.


Denis R. Molleur,
Vice President                        None.

Linda Moore,

Vice President                        Formerly, Marketing Manager (July 1995-
                                      November 1996) for Chase Investment
                                      Services Corp.

Tanya Mrva,
Assistant Vice President              None.

Kenneth Nadler,
Vice President                        None.

David Negri,
Vice                                  President  An  officer  and/or   portfolio
                                      manager of certain Oppenheimer funds.

Barbara Niederbrach,
Assistant Vice President              None.

Robert A. Nowaczyk,
Vice President                        None.


Richard M. O'Shaugnessy,
Assistant Vice President:
Rochester Division                    None.


Gina M. Palmieri,
Assistant Vice President              None.

Robert E. Patterson,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

John Pirie,

Assistant Vice President              Formerly, a Vice President with Cohane
                                      Rafferty Securities, Inc.




Jane Putnam,
Vice                                  President  An  officer  and/or   portfolio
                                      manager of certain Oppenheimer funds.


Russell Read,
Senior Vice President                 Vice President of Oppenheimer Real Asset
                                      Management, Inc. (since March, 1995);
                                      formerly director of Quantitative
                                      Research for the Adviser. Prior to that he was a lecturer at Stamford University, an investment manager for The Prudential, and Associate Economist for the First
                                      National Bank of Chicago.


Thomas Reedy,

Vice President An officer and/or portfolio manager of certain Oppenheimer funds; formerly, a Securities Analyst for the Adviser.


David Robertson,
Vice President                        None.

Adam Rochlin,

Vice President                        None.

Michael S. Rosen
Vice President; President,

Rochester Division                    An officer and/or portfolio manager of
certain Oppenheimer
                                      funds; Formerly, Vice President (June,
                                      1983 - January, 1996) of RFS, President
                                      and Director of RFD; Vice President and
                                      Director of FMC; Vice President and
                                      director of RCAI; General Partner of RCA;
                                      Vice President and Director of
                                      Rochester Tax Managed Fund Inc.


Richard H. Rubinstein,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds; formerly Vice President and Portfolio Manager/Security Analyst for Oppenheimer Capital Corp., an investment adviser.

Lawrence Rudnick,

Assistant Vice President              None.


James Ruff,
Executive Vice President              None.

Valerie Sanders,
Vice President                        None.

Ellen Schoenfeld,
Assistant Vice President              None.

Stephanie Seminara,

Vice President                        Formerly, Vice President of Citicorp
                                      Investment Services.

Richard Soper,
Vice President                        None.


Nancy Sperte,
Executive Vice President              None.

Donald W. Spiro,
Chairman Emeritus and Director        Vice Chairman and Trustee of the New
                                      York-based Oppenheimer Funds; formerly
                                      Chairman of the Adviser and the
                                      Distributor.


Richard A. Stein,
Vice President: Rochester Division    Assistant Vice President (since 1995) of
                                      Rochester Capitol Advisors, L.P.


Arthur Steinmetz,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Ralph Stellmacher,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

John Stoma,
Senior Vice President, Director

Retirement Plans                      Formerly Vice President of U.S. Group
                                      Pension Strategy and Marketing for
                                      Manulife Financial.

Michael C. Strathearn,

Vice President An officer and/or portfolio manager of certain Oppenheimer funds; a Chartered Financial Analyst; a Vice President of HarbourView; prior to March 1996, an equity portfolio manager for
                                      Panorama   Series  Fund,  Inc.  and  other
                                      mutual funds and pension accounts managed by G.R. Phelps.


James C. Swain,
Vice Chairman of the Board            Chairman, CEO and Trustee, Director or
                                      Managing Partner of the Denver-based
                                      Oppenheimer Funds; President and a
                                      Director of Centennial; formerly President and Director of OAMC, and Chairman of the Board of SSI.

James Tobin,
Vice President                        None.

Jay Tracey,

Vice President An officer and/or portfolio manager of certain Oppenheimer funds; formerly Managing Director of Buckingham Capital

                                      Management.

Gary Tyc,
Vice President, Assistant
Secretary and Assistant Treasurer     Assistant Treasurer of the Distributor and
                                      SFSI.

Ashwin Vasan,
Vice                                  President  An  officer  and/or   portfolio
                                      manager of certain Oppenheimer funds.

Dorothy Warmack,
Vice                                  President  An  officer  and/or   portfolio
                                      manager of certain Oppenheimer funds.

Jerry Webman,

Senior Vice President Director of New York-based tax-exempt fixed income Oppenheimer funds; Formerly, Managing Director and Chief Fixed Income Strategist at Prudential Mutual Funds.


Christine Wells,
Vice President                        None.

Joseph Welsh,
Assistant Vice President              None.

Kenneth B. White,

Vice President An officer and/or portfolio manager of certain Oppenheimer funds; a Chartered Financial Analyst; Vice President of HarbourView; prior to March 1996, an equity portfolio manager for
                                      Panorama   Series  Fund,  Inc.  and  other
                                      mutual funds and pension funds managed by G.R. Phelps.

William L. Wilby,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of HarbourView.

Carol Wolf,

Vice President                        An officer and/or portfolio manager of
                                      certain Oppenheimer funds; Vice President of Centennial; Vice President, Finance and Accounting and member of the Board of Directors of the Junior League of Denver,
                                      Inc.; Point of Contact: Finance Supporters of Children; Member of the Oncology
                                      Advisory Board of the Childrens Hospital;
                                      Member of the Board of Directors of the
                                      Colorado Museum of Contemporary Art.

Caleb Wong,
Assistant Vice President              None.

Robert G. Zack,
Senior Vice President and
Assistant Secretary, Associate
General Counsel Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Jill Zachman,
Assistant Vice President:
Rochester Division                    None.


Arthur J. Zimmer,

Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of Centennial.

      The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the Oppenheimer/Quest Rochester Funds, as set forth below:


      New York-based Oppenheimer Funds
      Oppenheimer California Municipal Fund

      Oppenheimer Capital Appreciation Fund

      Oppenheimer Developing Markets Fund

      Oppenheimer Discovery Fund
      Oppenheimer Enterprise Fund
      Oppenheimer Global Fund
      Oppenheimer Global Growth & Income Fund
      Oppenheimer Gold & Special Minerals Fund
      Oppenheimer Growth Fund
      Oppenheimer International Growth Fund

      Oppenheimer International Small Company Fund

      Oppenheimer Money Market Fund, Inc.
      Oppenheimer Multi-Sector Income Trust
      Oppenheimer Multi-State Municipal Trust

      Oppenheimer Multiple Strategies Fund
      Oppenheimer Municipal Bond Fund

      Oppenheimer New York Municipal Fund
      Oppenheimer Series Fund, Inc.
      Oppenheimer U.S. Government Trust
      Oppenheimer World Bond Fund

      Quest/Rochester Funds
      Limited Term New York Municipal Fund
      Oppenheimer Bond Fund For Growth
      Oppenheimer MidCap Fund
      Oppenheimer Quest Capital Value Fund, Inc.
      Oppenheimer Quest For Value Funds
      Oppenheimer Quest Global Value Fund, Inc.
      Oppenheimer Quest Value Fund, Inc.
      Rochester Fund Municipals

      Denver-based Oppenheimer Funds
      Centennial America Fund, L.P.
      Centennial California Tax Exempt Trust
      Centennial Government Trust
      Centennial Money Market Trust
      Centennial New York Tax Exempt Trust
      Centennial Tax Exempt Trust
      Oppenheimer Cash Reserves
      Oppenheimer Champion Income Fund
      Oppenheimer Equity Income Fund
      Oppenheimer High Yield Fund
      Oppenheimer Integrity Funds
      Oppenheimer International Bond Fund
      Oppenheimer Limited-Term Government Fund
      Oppenheimer Main Street Funds, Inc.

      Oppenheimer Municipal Fund
      Oppenheimer Real Asset Fund

      Oppenheimer Strategic Income Fund
      Oppenheimer Total Return Fund, Inc.
      Oppenheimer Variable Account Funds
      Panorama Series Fund, Inc.
      The New York Tax-Exempt Income Fund, Inc.





     The address of OppenheimerFunds, Inc., the New York-based Oppenheimer Funds, the Quest Funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer

Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

      The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services,
Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.

     The address of MultiSource Services, Inc. is 1700 Lincoln Street, Denver, Colorado 80203.


      The address of the Rochester-based funds is 350 Linden Oaks, Rochester, New York 14625- 2807.


Item 29.    Principal Underwriter

(a) OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

(b) The directors and officers of the Registrant's principal underwriter are:

Name & Principal             Positions & Offices         Positions & Offices
Business Address             with Underwriter            with Registrant

George C. Bowen(1)           Vice President and          Vice President and
                             Treasurer                   Treasurer of the
                                                         Oppenheimer funds.

Julie Bowers                 Vice President              None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan             Vice President              None
1940 Cotswold Drive
Orlando, FL 32825

Maryann Bruce(2)             Senior Vice President;      None
                             Director: Financial
                             Institution Division

Robert Coli                  Vice President              None
12 White Tail Lane
Bedminster, NJ 07921

Ronald T. Collins            Vice President              None
710-3 E. Ponce de Leon Ave.
Decatur, GA  30030

William Coughlin             Vice President              None
542 West Surf - #2N
Chicago, IL  60657

Mary Crooks(1)

Rhonda Dixon-Gunner(1)       Assistant Vice President    None

Andrew John Donohue(2)       Executive Vice              Secretary of the
                             President & Director        Oppenheimer funds.

Wendy H. Ehrlich             Vice President              None
4 Craig Street
Jericho, NY 11753

Kent Elwell                  Vice President              None
41 Craig Place
Cranford, NJ  07016

Todd Ermenio                 Vice President              None
11011 South Darlington
Tulsa, OK  74137

John Ewalt                   Vice President              None
2301 Overview Dr. NE
Tacoma, WA 98422

George Fahey                 Vice President              None
201 E. Rund Grove Rd.
#26-22
Lewisville, TX 75067

Katherine P. Feld(2)         Vice President              None
                             & Secretary

Mark Ferro                   Vice President              None
43 Market Street
Breezy Point, NY 11697

Ronald H. Fielding(3)        Vice President              None

Reed F. Finley               Vice President              None
1215 W. 10th Street
Apt. 510
Cleveland, OH  44113
Birmingham, MI  48009

Ronald R. Foster             Senior Vice President       None
11339 Avant Lane
Cincinnati, OH 45249

Patricia Gadecki             Vice President              None
950 First St., S.
Suite 204

Winter Haven, FL  33880

Luiggino Galleto             Vice President              None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                   Vice President              None
5506 Bryn Mawr
Dallas, TX 75209

Ralph Grant(2)               Vice President/National     None
                             Sales Manager

Sharon Hamilton              Vice President              None
720 N. Juanita Ave.,#1
Redondo Beach, CA 90277

C. Webb Heidinger(2)         Vice President              None

Byron Ingram(2)              Assistant Vice President    None

Mark D. Johnson              Vice President              None
409 Sundowner Ridge Court
Wildwood, MO  63011

Michael Keogh(2)             Vice President              None

Richard Klein                Vice President              None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Daniel Krause                Vice President              None
560 Beacon Hill Drive
Orange Village, OH  44022

Ilene Kutno(2)               Assistant Vice President    None

Todd Lawson                  Vice President              None
3333 E. Bayaud Avenue
Unit 714
Denver, CO 80209

Wayne A. LeBlang             Senior Vice President       None
23 Fox Trail
Lincolnshire, IL 60069

Dawn Lind                    Vice President              None
7 Maize Court
Melville, NY 11747

James Loehle                 Vice President              None
30 John Street
Cranford, NJ  07016

Todd Marion                  Vice President              None
39 Coleman Avenue
Chatham, N.J. 07928

Marie Masters                Vice President              None
520 E. 76th Street
New York, NY  10021

John McDonough               Vice President              None
P.O. Box 760
50 Riverview Road
New Castle, NH  03854

Tanya Mrva(2)                Assistant Vice President    None

Laura Mulhall(2)             Senior Vice President       None

Charles Murray               Vice President              None
18 Spring Lake Drive
Far Hills, NJ 07931

Wendy Murray                 Vice President              None
32 Carolin Road
Upper Montclair, NJ 07043

Denise-Marke Nakamura        Vice President              None
2870 White Ridge Place, #24
Thousand Oaks, CA  91362

Chad V. Noel                 Vice President              None
60 Myrtle Beach Drive
Henderson, NV  89014

Joseph Norton                Vice President              None
2518 Fillmore Street
San Francisco, CA  94115

Kevin Parchinski             Vice President              None
1105 Harney St., #310
Omaha, NE  68102

Gayle Pereira                Vice President              None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit            Vice President              None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                Vice President              None
1777 Larimer St. #807
Denver, CO  80202

Steve Puckett                Vice President              None

2555 N. Clark, #209
Chicago, IL  60614

Elaine Puleo(2)              Vice President              None

Minnie Ra                    Vice President              None
895 Thirty-First Ave.
San Francisco, CA  94121

Michael Raso                 Vice President              None
16 N. Chatsworth Ave.
Apt. 301
Larchmont, NY  10538

John C. Reinhardt(3)         Vice President              None

Douglas Rentschler           Vice President              None
867 Pemberton
Grosse Pointe Park, MI 48230

Ian Robertson                Vice President              None
4204 Summit Wa
Marietta, GA 30066

Michael S. Rosen(3)          Vice President              None

Kenneth Rosenson             Vice President              None
3802 Knickerbocker Place
Apt. #3D
Indianapolis, IN  46240

James Ruff(2)                President                   None

Timothy Schoeffler           Vice President              None
1717 Fox Hall Road
Washington, DC  77479

Michael Sciortino            Vice President              None
785 Beau Chene Drive
Mandeville, LA  70471

Robert Shore                 Vice President              None
26 Baroness Lane
Laguna Niguel, CA 92677

George Sweeney               Vice President              None
5 Smokehouse Lane
Hummelstown, PA  17036

Andrew Sweeny                Vice President              None
5967 Bayberry Drive
Cincinnati, OH 45242

Scott McGregor Tatum         Vice President              None

7123 Cornelia Lane
Dallas, TX  75214

David G. Thomas              Vice President              None
8116 Arlingon Blvd. #123
Falls Church, VA 22042

Philip St. John Trimble      Vice President              None
201 Summerfield
Northbrook, IL  60062

Sarah Turpin                 Vice President              None
2735 Dover Road
Atlanta, GA  30327

Gary Paul Tyc(1)             Assistant Treasurer         None

Mark Stephen Vandehey(1)     Vice President              None

Marjorie Williams            Vice President              None
6930 East Ranch Road
Cave Creek, AZ  85331

(1) 6803 South Tucson Way, Englewood, Colorado 80112

(2) Two World Trade Center, New York, NY 10048-0203

(3) 350 Linden Oaks, Rochester, NY  14625-2807




Item 31. Not Applicable

Item 32.Location of Accounts and Records.

All accounts, books and other documents, required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the Rule thereunder are maintained by OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.


Item 33.      Management Services.

              The Registrant is not a party to any management-related service contract not discussed in Part A of this Registration Statement.

Item 34.      Undertakings.

              1. The Registrant undertakes to suspend the offering of the shares covered hereby until it amends its prospectus if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

              2.    Inapplicable

              3.    Inapplicable

              4.    Inapplicable

              5.    Inapplicable

              6.    Inapplicable

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arapahoe and State of Colorado on the 26th day of February, 1998.



                          THE NEW YORK TAX-EXEMPT INCOME FUND

                                    By: /s/ James C. Swain
                                    ----------------------------
                                    James C. Swain

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                         Title                     Date


/s/ James C. Swain*                Chairman of the           February 26, 1998
----------------------             Board of Directors
James C. Swain

/s/ Jon S. Fossel*                 Director                  February 26, 1998

----------------------
Jon S. Fossel


/s/ George C. Bowen*               Chief Financial           February 26, 1998
----------------------             and Accounting
George C. Bowen                    Officer and Director

/s/ Robert G. Avis*                Director                  February 26, 1998

----------------------
Robert G. Avis


/s/ William A. Baker*              Director                  February 26, 1998

----------------------
William A. Baker



/s/ Charles Conrad Jr.*            Director                  February 26, 1998

----------------------
Charles Conrad, Jr.


/s/ Sam Freedman                   Director                  February 26, 1998

----------------------
Sam Freedman

/s/ Raymond J. Kalinowski*         Director                  February 26, 1998

-------------------------
Raymond J. Kalinowski


/s/ Howard Kast*                   Director                  February 26, 1998

------------------------
C. Howard Kast


/s/ Robert M. Kirchner*            Director                  February 26, 1998

------------------------
Robert M. Kirchner


/s/ Bridget A. Macaskill           President & Director      February 26, 1998

------------------------
Bridget A. Macaskill


/s/ Ned M. Steel*                  Director                  February 26, 1998

------------------------
Ned M. Steel


*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact

                   THE NEW YORK TAX-EXEMPT INCOME FUND, INC.
                           Registration No. 811-5278



                        Post-Effective Amendment No. 12


                               Index to Exhibits



Exhibit No.                        Description

24(1)(h)                           Independent Auditor's Consent

24(2)(r)                           Financial Data Schedule



                                   Power of Attorney for George C. Bowen